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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
HENRY SCHEIN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Henry Schein, Inc. (the "Company"), to be held at 10:00 a.m., on Wednesday, June 18, 2003 at the Melville Marriott Long Island, 1350 Old Walt Whitman Road, Melville, New York.

        The Annual Meeting will be held for the following purposes:

  1.
  To consider the election of 13 directors of the Company for terms expiring in 2004.

  2.
  To consider and act upon a proposal to amend and restate the Company's 1994 Stock Option Plan.

  3.
  To consider and act upon a proposal to amend and restate the Company's 1996 Non-Employee Director Stock Option Plan.

  4.
  To consider the ratification of the selection of BDO Seidman, LLP as the Company's independent certified public accountants for the fiscal year ending December 27, 2003.

  5.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on April 24, 2003 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

        Whether or not you expect to attend the meeting in person, your vote is very important. Please cast your vote regardless of the number of shares you hold by signing and dating the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. I believe that you can be proud, excited and confident to be a stockholder of Henry Schein. I look forward to discussing our plans for Henry Schein's future at the Annual Meeting, and I hope to see you there.

                      STANLEY M. BERGMAN
                      Chairman, Chief Executive Officer
                          and President

Melville, New York
April 25, 2003

HENRY SCHEIN, INC.
135 DURYEA ROAD
MELVILLE, NEW YORK 11747

PROXY STATEMENT

        The Board of Directors of Henry Schein, Inc. (the "Company") has fixed the close of business on April 24, 2003 as the record date for determining the holders of the Company's common stock, par value $0.01, entitled to notice of, and to vote at, the 2003 Annual Meeting of Stockholders (the "Annual Meeting"). As of that date, 43,129,718 shares of common stock were outstanding, each of which entitles the holder of record to one vote. The Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of record of the Company on or about April 28, 2003. A copy of the Company's 2002 Annual Report to Stockholders is being mailed with this Proxy Statement, but is not incorporated herein by reference.

        At the Annual Meeting, abstentions will be counted as votes cast on proposals presented to stockholders, but broker non-votes will not be considered votes cast and the shares represented by broker non-votes with respect to any proposal will be considered present but not eligible to vote on such proposal. Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1), which is by plurality vote, but abstentions will, in effect, be votes against the amendment and restatement of the Company's Amended and Restated 1994 Stock Option Plan (Proposal 2), against the amendment and restatement of the Company's Amended and Restated 1996 Non-Employee Director Stock Option Plan (Proposal 3) and against the ratification of the selection of independent public accountants (Proposal 4), as these items require the affirmative vote of a majority of the shares present and eligible to vote on such items.

        The Company has engaged Innisfree M&A Incorporated to act as proxy solicitor in connection with the Annual Meeting. The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by directors or employees of the Company or its subsidiaries without additional compensation. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

        The enclosed proxy is solicited by the Board of Directors of the Company. It may be revoked at any time prior to its exercise by giving written notice of revocation to the Secretary of the Company at Henry Schein, Inc., 135 Duryea Road, Melville, New York 11747, by executing a subsequent proxy and delivering it to the Secretary of the Company or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents certain information regarding beneficial ownership of the Company's common stock as of April 17, 2003 by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (iii) each nominee for director of the Company, (iv) each executive officer named in the Summary Compensation Table on page 17 of this Proxy Statement and (v) all directors and executive officers as a group. Unless otherwise indicated, each person in the table has sole voting and dispositive power as to the shares shown as being beneficially owned by such person.

	Shares Beneficially Owned
Names and Addresses (1)	Number	Percent of Class
Stanley M. Bergman (2)	752,016	1.7%
Marvin H. Schein	50,000	*
Pamela Schein (3)	883,969	2.0%
Irving Shafran and Judith Shafran, as Trustees (3)	883,969	2.0%
Marion Bergman, as Trustee (4)	731,979	1.6%
Lawrence O. Sneag, as Trustee (5)	719,239	1.6%
Barry J. Alperin (6)	23,335	*
Gerald A. Benjamin (7)	111,494	*
James P. Breslawski (8).	170,802	*
Leonard A. David (9)	54,667	*
Larry M. Gibson (10)	288,684	*
Pamela Joseph.	187,570	*
Donald J. Kabat (11).	22,335	*
Mark E. Mlotek (12)	71,913	*
Steven Paladino (13)	133,694	*
Michael Racioppi (14)	56,334	*
Michael Zack (15)	60,021	*
Philip K. Laskawy (16)	5,334	*
Norman S. Matthews (17)	4,334	*
Dr. Louis W. Sullivan	0	*
T. Rowe Price Associates, Inc. (18)	3,534,700	8.1%
T. Rowe Price New Horizons Fund, Inc. (19)	2,084,000	4.8%
Directors and Executive Officers as a Group (17 persons) (20)	2,876,502	6.6%

*
Represents less than 1%

(1)
Unless otherwise indicated, the address for each person is c/o Henry Schein, Inc., 135 Duryea Road, Melville, New York 11747.

(2)
Represents 10,039 shares that Mr. Bergman owns directly and over which he has sole voting and dispositive power, 737,177 shares over which Marion Bergman, Mr. Bergman's wife, Lawrence O. Sneag and/or Mr. Bergman's sons have sole or shared voting and dispositive power as trustee or co-trustee under certain trusts established by Mr. Bergman for his benefit, the benefit of his family members or the benefit of certain other persons, and 4,800 shares held by Mark E. Mlotek as custodian for certain family members of Mr. Bergman.

(3)
Represents shares owned by a revocable trust established by Ms. Schein, of which Mr. Shafran and Ms. Shafran are co-trustees. Mr. Shafran and Ms. Shafran, as trustees, have the power to vote and dispose of such shares. Ms. Schein has the power to vote and dispose of such shares upon her revocation of the trust.

(4)
Ms. Bergman, Stanley M. Bergman's wife, holds such shares as the trustee or co-trustee of trusts established by Mr. Bergman for the benefit of Mr. Bergman and/or his family members. Ms. Bergman has the sole or shared power to vote and dispose of such shares.

(5)
Mr. Sneag holds such shares as the trustee or co-trustee of trusts established by Stanley M. Bergman for the benefit of Mr. Bergman and/or his family members. Mr. Sneag has the sole or shared power to vote and dispose of such shares.

(6)
Includes outstanding options to purchase 21,335 shares that either are exercisable or will become exercisable within 60 days.

(7)
Includes outstanding options to purchase 105,834 shares that either are exercisable or will become exercisable within 60 days.

(8)
Includes outstanding options to purchase 82,000 shares that either are exercisable or will become exercisable within 60 days.

(9)
Includes outstanding options to purchase 52,167 shares that either are exercisable or will become exercisable within 60 days.

(10)
Includes 154,850 shares owned indirectly through Shilar Investments, L.L.C. and outstanding options to purchase 26,834 shares that either are exercisable or will become exercisable within 60 days.

(11)
Includes outstanding options to purchase 21,335 shares that either are exercisable or will become exercisable within 60 days.

(12)
Includes 400 shares owned by family members, and options to purchase 65,101 shares that either are exercisable or will become exercisable within 60 days and 4,800 shares held as custodian for certain family members of Mr. Bergman.

(13)
Includes outstanding options to purchase 127,334 shares that either are exercisable or will become exercisable within 60 days.

(14)
Represents outstanding options to purchase shares that either are exercisable or will become exercisable in 60 days.

(15)
Includes 200 shares owned by family members, and outstanding options to purchase 56,001 shares that either are exercisable or will become exercisable in 60 days.

(16)
Represents 2,000 shares owned indirectly and outstanding options to purchase 3,334 shares that either are exercisable or will become exercisable within 60 days.

(17)
Includes outstanding options to purchase 3,334 shares that either are exercisable or will become exercisable within 60 days.

(18)
The principal office of T. Rowe Price Associates, Inc. ("Price Associates") is 100 East Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The foregoing information regarding the stock holdings of Price Associates and its affiliates is based on an amended Schedule 13G filed by Price Associates with the Securities and Exchange Commission (the "SEC") on February 14, 2003.

(19)
The principal office of T. Rowe Price New Horizons Fund, Inc. ("Price New Horizons") is 100 East Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors for which Price New Horizons serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price New Horizons is deemed to be a beneficial owner of such securities; however, Price New Horizons expressly disclaims that it is, in fact, the beneficial owner of such securities. The foregoing information regarding the stock holdings of Price New Horizons and its affiliates is based on an amended Schedule 13G filed by Price New Horizons with the SEC on February 14, 2003.

(20)
Includes (i) all shares described in the preceding notes (2) through (17), and (ii) options to purchase 620,943 shares that either are exercisable or will become exercisable within 60 days.

PROPOSAL 1
ELECTION OF DIRECTORS

        Thirteen directors are to be elected at the Annual Meeting to serve until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. Directors will be elected by plurality vote. The Board of Directors has approved the persons named below as nominees and the enclosed proxy, if executed and returned, will be voted for the election of all of such persons except to the extent the proxy is specifically marked to withhold such authority with respect to one or more of such persons as provided in the proxy. The first twelve of the nominees currently serve as directors and were elected by the stockholders at the 2002 Annual Meeting. The last nominee was appointed to the Company's Board of Directors in 2003. All of the nominees have consented to be named and, if elected, to serve. In the event that any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other nominees. Set forth below is certain information concerning the nominees:

Name	Age	Position
Stanley M. Bergman	53	Chairman, Chief Executive Officer, President and Director
Gerald A. Benjamin	50	Executive Vice President, Chief Administrative Officer and Director
James P. Breslawski	49	Executive Vice President, President— US Dental and Director
Mark E. Mlotek	47	Senior Vice President—Corporate Business Development Group and Director
Steven Paladino	46	Executive Vice President, Chief Financial Officer and Director
Barry J. Alperin	62	Director
Pamela Joseph	60	Director
Donald J. Kabat	67	Director
Marvin H. Schein	61	Director
Irving Shafran	59	Director
Philip K. Laskawy	62	Director
Norman S. Matthews	70	Director
Dr. Louis W. Sullivan	70	Director

        STANLEY M. BERGMAN has been Chairman, Chief Executive Officer and President of the Company since 1989 and a director of the Company since 1982. Mr. Bergman held the position of Executive Vice President of the Company from 1985 to 1989, and Vice President of Finance and Administration of the Company from 1980 to 1985. Mr. Bergman is a certified public accountant.

        GERALD A. BENJAMIN has been Executive Vice President and Chief Administrative Officer of the Company since 2000 and a director of the Company since September 1994. Prior to that time, Mr. Benjamin had been serving as Senior Vice President of Administration and Customer Satisfaction since 1993. Mr. Benjamin was Vice President of Administration and Customer Satisfaction from 1992 to 1993, Vice President of Distribution Operations of the Company from 1990 to 1992 and Director of

Materials Management from 1988 to 1990. Before joining the Company in 1988, Mr. Benjamin was employed for 13 years in various management positions at Estee Lauder, where his last position was Director of Materials Planning and Control.

        JAMES P. BRESLAWSKI has been Executive Vice President of the Company and President of Sullivan-Schein Dental, the Company's U.S. Dental Division, since 1990, with primary responsibility for the U.S. Dental Group, and a director of the Company since 1990. Between 1980 and 1990, Mr. Breslawski held various positions with the Company, including Chief Financial Officer, Vice President of Finance and Administration and Controller. Mr. Breslawski is a certified public accountant.

        MARK E. MLOTEK has been Senior Vice President of the Corporate Business Development Group of the Company since February 2000. Prior to holding his current position, Mr. Mlotek was Vice President, General Counsel and Secretary from 1994 to 2000, and became a director of the Company in September 1995. Prior to joining the Company, Mr. Mlotek was a partner in the law firm of Proskauer Rose LLP, specializing in mergers and acquisitions, corporate reorganizations and tax law from 1989 to 1994.

        STEVEN PALADINO has been Executive Vice President of the Company since February 2000, Chief Financial Officer since April 1993 and a director of the Company since December 1992. Prior to holding his current positions, Mr. Paladino served as Senior Vice President of the Company from April 1993 to February 2000. From 1990 to 1992, Mr. Paladino served as Vice President and Treasurer, and from 1987 to 1990 he served as Corporate Controller of the Company. Before joining the Company in 1987, Mr. Paladino was employed as a public accountant for seven years, most recently with the international accounting firm of BDO Seidman, LLP. Mr. Paladino is a certified public accountant.

        BARRY J. ALPERIN has been a director of the Company since May 1996. Mr. Alperin, a private consultant since August 1995, served as Vice Chairman of Hasbro, Inc. from 1990 through July 1995, as Co-Chief Operating Officer of Hasbro, Inc. from 1989 through 1990 and as Senior Vice President or Executive Vice President of Hasbro, Inc. from 1985 through 1989. Mr. Alperin served as a director of Seaman Furniture Company, Inc. from 1992 to February 2001. He currently serves as a director of K'nex Industries, Inc.

        PAMELA JOSEPH has been a director of the Company since September 1994. For the past five years, Ms. Joseph has been a self-employed artist and is Director of MaNose Studios. Ms. Joseph is also a trustee of Alfred University.

        DONALD J. KABAT has been a director of the Company since May 1996. Mr. Kabat is the President of D.J.K. Consulting Services, Inc. and served as Chief Financial Officer of Central Park Skaters, Inc. from September 1992 to September 1995. From 1970 to 1992, Mr. Kabat was a partner in Andersen Consulting (now known as Accenture).

        MARVIN H. SCHEIN has been a director of the Company since September 1994 and has provided consulting services to the Company since 1982. Mr. Schein founded Schein Dental Equipment Corp. Prior to founding Schein Dental Equipment Corp., Mr. Schein held various management and executive positions with the Company.

        IRVING SHAFRAN has been a director of the Company since September 1994. Mr. Shafran has been an attorney in private practice for the past 30 years. From 1991 through December 1995, Mr. Shafran was a partner in the law firm of Anderson Kill Olick and Oshinsky, PC.

        PHILIP A. LASKAWY has been a director of the Company since February 2002. Mr. Laskawy joined the accounting firm of Ernst & Young in 1961 and served as a partner in the firm from 1971 to September 2001, when he retired. Mr. Laskawy served in various senior management positions at

Ernst & Young including Chairman and Chief Executive Officer, to which he was appointed in 1994. Mr. Laskawy currently serves on the Board of Directors of Cap Gemini Ernst & Young, General Motors Corp., Loews Corporation, Heidrick & Struggles International, Inc. and The Progressive Corporation.

        NORMAN S. MATTHEWS has been a director of the Company since February 2002. Since 1989, Mr. Matthews has worked as an independent consultant and venture capitalist. From 1978 to 1988, Mr. Matthews served in various senior management positions for Federated Department Stores, including President from 1987 to 1988. Mr. Matthews currently serves on the Board of Directors of The Progressive Corporation, Toys "R' Us, Inc., Finlay Fine Jewelry Corporation, Finlay Enterprises, Inc., Gaylan's Trading Co. and Sunoco, Inc..

        DR. LOUIS W. SULLIVAN has been a director of the Company since April 2003. Since July 2002, Dr. Sullivan has been President Emeritus of Morehouse School of Medicine in Atlanta, Georgia. From January 1993 to July 2002, Dr. Sullivan was President of Morehouse School of Medicine. From 1989 to 1993, Dr. Sullivan served as U.S. Secretary of Health and Human Services. Dr. Sullivan currently serves on the Board of Directors of Georgia Pacific Corporation, 3M Corporation, CIGNA Corporation, Bristol-Myers Squibb Company, United Therapeutics Corporation and Equifax Corporation.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THIS MATTER AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSED NOMINEES FOR DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED NOMINEES FOR DIRECTORS.

Board Meetings and Committees

        During the fiscal year ended December 28, 2002 ("fiscal 2002"), the Board of Directors held six meetings.

        The Board of Directors has an Audit Committee, which currently consists of Messrs. Alperin, Kabat and Laskawy. The Board of Directors has determined that each of the members of the Audit Committee is an "independent director," as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee, which held five meetings in fiscal 2002, oversees the Company's financial reporting process and internal audit functions on behalf of the Board of Directors. In fulfilling its responsibility, the Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of the Company's independent certified public accountants. The Audit Committee also reviews the Company's consolidated financial statements and the adequacy of the Company's internal controls. The Audit Committee meets with the independent certified public accountants to discuss the results of their audit of the Company's consolidated financial statements, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

        The Board of Directors has a Compensation Committee, which currently consists of Messrs. Alperin, Kabat and Matthews. The Compensation Committee makes recommendations regarding the compensation and benefit policies and procedures of the Company. The Compensation Committee held five meetings during fiscal 2002.

        The Board of Directors has a Stock Option Committee, which currently consists of Messrs. Alperin, Kabat and Matthews. The Stock Option Committee determines grants under the Company's Amended and Restated 1994 Stock Option Plan, the Company's Amended and Restated 2001 Non-Employee Director Stock Option Plan and the Company's Amended and Restated 1996 Non-Employee Director Stock Option Plan. The Stock Option Committee held five meetings during fiscal 2002.

        The Board of Directors has a Nominating & Governance Committee, which currently consists of Messrs. Alperin and Laskawy. The Nominating & Governance Committee held its first meeting during the first quarter of fiscal 2003. The purpose of the Nominating & Governance Committee is to identify individuals qualified to become Board members, recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, develop and recommend to the Board a set of corporate governance principles and oversee the evaluation of the Board. The Nominating & Governance Committee will consider for nomination to the Board of Directors candidates suggested by stockholders, provided that such recommendations are delivered to the Company, with an appropriate biographical summary, no later than the deadline for submission of stockholder proposals.

        Each director attended more than 75% of the aggregate number of meetings held in fiscal 2002 by the Board of Directors and the Committees of which he or she was a member.

Compensation of Directors

        Directors who are officers or employees of the Company receive no compensation for service as directors. In addition, Pamela Joseph, Marvin H. Schein and Irving Shafran receive no compensation for service as directors. Directors other than Pamela Joseph, Marvin H. Schein and Irving Shafran who are not officers or employees of the Company receive such compensation for their services as the Board of Directors may determine from time to time. In fiscal 2002, Messrs. Alperin, Kabat, Laskawy and Matthews each received a $30,000 annual retainer and an additional $1,500 for each Board meeting attended and $850 for each Committee meeting attended (or $1,100 if such Committee meeting was held on a day other than a day on which a Board meeting was held). Effective March 5, 2002, Messrs. Alperin and Kabat each received options to purchase 5,000 shares of the Company's common stock at an exercise price of $40.82 per share under the Company's Amended and Restated 1996 Non-Employee Director Stock Option Plan and options to purchase 2,500 shares of the Company's common stock at an exercise price of $40.82 per share under the Company's Amended and Restated 2001 Non-Employee Director Stock Option Plan. Effective June 5, 2002, Messrs. Alperin and Kabat each received options to purchase 2,500 shares of the Company's common stock at an exercise price of $48.81 per share under the Company's Amended and Restated 1996 Non-Employee Director Stock Option Plan. Effective March 5, 2002, Messrs. Laskawy and Matthews each received options to purchase 10,000 shares of the Company's common stock at an exercise price of $40.82 per share under the Company's Amended and Restated 2001 Non-Employee Director Stock Option Plan.

PROPOSAL 2
AMENDMENT AND RESTATEMENT OF
1994 STOCK OPTION PLAN

        The Company maintains the Henry Schein, Inc. 1994 Stock Option Plan, as previously amended (the "1994 Option Plan"), for the benefit of key employees and consultants of the Company and its subsidiaries. The proposed amendment and restatement to the 1994 Option Plan, which was unanimously adopted by the Board of Directors on April 1, 2003 subject to stockholder approval at the 2003 Annual Meeting, would: (i) increase the number of shares of common stock issuable upon the exercise of options granted under the 1994 Option Plan by 1,800,000 shares to a total of 8,579,635 shares, or approximately 19.83% of the currently outstanding shares of common stock and (ii) extend the expiration of the current term of the 1994 Option Plan from September 30, 2004 (the tenth anniversary of the original effective date of the 1994 Option Plan) to September 30, 2009. The Board of Directors also amended the 1994 Option Plan to increase the acquisition percentage under the definition of "change in control" from 20% to 33% with respect to options granted on or after April 1, 2003, and approved minor clarifying amendments to the 1994 Option Plan, which do not require stockholder approval, to reflect recent changes in law. The Board of Directors believes that it is desirable to increase the total number of shares available under the 1994 Option Plan and to extend the term of the 1994 Option Plan in order to attract, motivate and retain key employees of, and consultants to, the Company and its subsidiaries, including key employees of corporations or businesses that are acquired by the Company.

        Currently, the maximum number of shares of common stock that may be issued pursuant to the exercise of options granted under the 1994 Option Plan is 6,779,635 (subject to antidilution adjustments). As of April 17, 2003, options to purchase 4,577,631 shares were outstanding under the 1994 Option Plan, and only 128,123 shares remain available for future option grants under the 1994 Option Plan (excluding any shares that may become available as a result of the expiration or termination without exercise of currently outstanding options). Options to purchase an additional 211,568 shares of common stock that were not issued under the 1994 Option Plan were outstanding as of April 17, 2003; these non-plan options represent options that had been issued by public companies acquired by the Company and were assumed by the Company that converted into options to purchase shares of common stock in such acquisitions.

        The following description of the 1994 Option Plan, as amended and restated, is a summary of its principal provisions and is qualified in its entirety by reference to the 1994 Option Plan, as amended, a copy of which is appended hereto as Appendix A.

Description of the Stock Option Plan

        The purpose of the 1994 Option Plan is to enable the Company and its designated subsidiaries to attract, retain and motivate key employees and consultants who are important to the success and growth of the Company, and to create a mutuality of interest between such individuals and the stockholders of the Company by granting such individuals options to purchase common stock. The 1994 Option Plan defines "consultant" as any natural person (or any wholly owned corporate alter ego of any natural person) who is not an employee of the Company and who provides key consulting or advisory services to the Company, excluding services in connection with the offer and sale of securities in a capital-raising transaction. Under the 1994 Option Plan, as currently in effect, a maximum of 237,897 shares of common stock are authorized for issuance pursuant to the exercise of Class A Options granted under the 1994 Option Plan, and an aggregate of 6,541,648 shares of common stock are authorized for issuance pursuant to the exercise of Class B options, subject, in each case, to antidilution adjustments. Class A Options to purchase an aggregate of 10,000 shares of common stock at an exercise price of $4.21 per share were outstanding as of April 17, 2003, and Class B Options to purchase an aggregate of 4,567,631 shares of common stock with a weighted average exercise price of

$32.9132 per share were outstanding as of such date. No new Class A Options may be issued. If Class B Options are canceled, expire or terminate unexercised, however, the shares of common stock covered by such options are again available for the grant of options under the 1994 Option Plan. In addition, the 1994 Option Plan was amended to provide that if common stock has been exchanged by a participant as full or partial payment to the Company for exercise price or for required withholding, or if the number of shares of common stock otherwise deliverable to a participant has been reduced for payment of exercise price or for required withholding, such exchanged or reduced shares will be available for grant under the 1994 Option Plan. Both incentive stock options and nonqualified stock options may be issued under the 1994 Option Plan, however consultants are not eligible to receive incentive stock options.

        Except as noted in the next sentence, the maximum number of shares of common stock with respect to which options may be granted under the 1994 Option Plan to any participant in any fiscal year cannot exceed 100,000 shares. To the extent that the number of shares with respect to which a participant is granted options during any fiscal year is less than the maximum number of shares for which options are permitted to be granted to such participant during such fiscal year, the number of shares of common stock available for option grants to such participant in the next fiscal year is automatically increased by the number of such shares as to which options were not granted.

        The 1994 Option Plan may be administered by the Company's Board of Directors or by a committee (or subcommittee) of two or more directors appointed by the Board (the "Committee"), each of whom qualifies as a nonemployee director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), and as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The 1994 Option Plan is currently administered by the Stock Option Committee. The Committee has the full authority and discretion, subject to the terms of the 1994 Option Plan, to determine those individuals who are eligible to be granted options and the amount and type of options. The terms and conditions of specific option grants are set forth in written option agreements between the Company and the participant. No option shall be granted under the 1994 Option Plan on or after September 30, 2009, assuming the passage of this Proposal 2, but options granted prior to such date may extend beyond that date.

        The 1994 Option Plan provides that it may be amended by the Company's Board of Directors or the Committee except that no amendment may, without the approval of stockholders of the Company, (i) increase the total number of shares of common stock which may be acquired upon exercise of options granted under the 1994 Option Plan, (ii) change the types of employees, consultants or other advisors eligible to participate in the 1994 Option Plan, (iii) effect any change that would require stockholder approval under Section 162(m) of the Code or (iv) reduce the purchase price of an outstanding option below the fair market value of a share of common stock on the date of such amendment.

        Options granted under the 1994 Option Plan entitle the holder to purchase a specified number of shares of common stock, subject to vesting provisions, at a price set by the Committee at the time of grant, provided that the exercise price of an incentive stock option or a Class B option may not be less than 100% of the fair market value of a share of common stock on the grant date (not less than 110% in the case incentive stock options granted to owners of 10% or more of the Company's outstanding voting stock). The term of each option is specified by the Committee upon grant, but may not exceed ten years from the date of grant (five years in the case of incentive stock options granted to owners of 10% or more of the Company's outstanding voting stock). The Committee determines the time or times at which each option may be exercised. Options may become exercisable in installments, and the exercisability of options may be accelerated in some cases, including upon a change of control of the Company (as defined in the 1994 Option Plan).

        Under the 1994 Option Plan, the Committee may grant incentive stock options that qualify under Section 422 of the Code or non-qualified stock options. Incentive stock options are subject to certain requirements under the 1994 Option Plan as well as under the Code.

        A participant may elect to exercise one or more of his or her options by giving written notice to the Committee of such election at any time. The participant shall specify the number of options to be exercised and provide payment in full of the aggregate purchase price for the shares of common stock for which options are being exercised. Payment may be made (i) in cash or by check, bank draft or money order, (ii) if so permitted by the Committee, through delivery of unencumbered shares of common stock (which have been owned by such participant for such period as may be required by applicable accounting standards to avoid a charge to the Company's earnings), to the extent permitted by applicable law, a promissory note or a combination of cash and the foregoing or (iii) on such other term and conditions as may be acceptable to the Committee or as set forth in the participant's option agreement.

        Generally, options granted under the 1994 Option Plan are not transferable by a participant other than by will or by the laws of descent and distribution, except that the Committee may provide that a non-qualified stock option is transferable to a participant's family members (as defined in the 1994 Option Plan). Upon a termination of employment or consultancy for cause (as defined in the 1994 Option Plan), any outstanding options (whether vested or unvested) are forfeited and cancelled in their entirety, and the Committee may require a participant to promptly repay to the Company (and the Company has the right to recover) any gain realized upon exercise of an option.

        As of April 17, 2003, the following outstanding options have been granted under the 1994 Option Plan to each of the Named Executive Officers, all current executive officers as a group and all other employees, respectively:

Name	Number of Shares	Weighted Average Exercise Price
Stanley M. Bergman	—	—
James P. Breslawski	129,000	31.09
Steven Paladino	179,000	27.69
Gerald A. Benjamin	153,500	28.33
Michael Racioppi	116,000	33.29
All Executive Officers as a Group (9 people)	914,600	30.60
All Other Employees	3,663,031	33.41

Material U.S. Federal Income Tax Consequences Relating to the 1994 Option Plan

        The following discussion of the principal U.S. federal income tax consequences with respect to options under the 1994 Option Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the material federal income tax consequences (state and local tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

        Incentive Stock Options.    Under current U.S. federal income tax laws, the grant of an incentive stock option can be made solely to employees and generally has no income tax consequences for the optionee or the Company. Options granted under the 1994 Option Plan may be designated as incentive stock options, as defined in the Code, provided that such options satisfy the Code's requirements for incentive stock options. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to the Company. The sale of common stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, including the holding period requirements described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the aggregate option exercise price, and will not result in a tax deduction to the Company. To receive favorable treatment, the optionee must be an employee of the Company (or any subsidiary) at all times during the period beginning on the date of grant of the incentive stock option and ending on the day three months before the date of exercise, and the optionee must not dispose of the common stock purchased pursuant to the exercise of an option within either (i) two years from the date the option is granted, or (ii) one year from the date of exercise. Any gain or loss realized on a subsequent disposition of the shares will be treated as capital gain or loss (depending on the applicable holding period).

        In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the lesser of (i) the fair market value of the common stock at exercise or (ii) the amount realized on disposition over the exercise price, will constitute ordinary income. Any remaining gain is treated as long-term or short-term capital gain and taxed at the applicable rate, depending on the optionee's holding period for the sold stock. The Company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee, subject to the requirements of Section 162(m) of the Code.

        Non-Qualified Stock Options.    In general, an optionee will realize no taxable income upon the grant of nonqualified stock options and the Company will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value at the time of grant. Upon exercise of a nonqualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price.

        The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the aggregate exercise price of such option and (ii) the aggregate amount included in income with respect to such option. Any gain or loss on a subsequent sale of stock will be either long-term or short-term capital gain or loss and subject to taxation at the applicable rate, depending on the optionee's holding period for the sold stock. The Company generally will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option, subject to the requirements of Section 162(m) of the Code.

        Certain Other Tax Issues.    In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) in the event that the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes; officers and directors of the Company subject to section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their options.

        Because future option grants under the 1994 Option Plan will be based upon prospective factors including the nature of services to be rendered by prospective key employees and officers of, advisors and independent consultants to, the Company or its affiliates, who are neither officers nor employees of the Company or its affiliates and their potential contributions to the success of the Company, actual option grants cannot be determined at this time.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST BY OUR STOCKHOLDERS IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THE PROPOSED AMENDMENT AND RESTATEMENT AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 1994 OPTION PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT OF THE 1994 STOCK OPTION PLAN.

PROPOSAL 3
AMENDMENT AND RESTATEMENT OF
1996 NON-EMPLOYEE DIRECTOR STOCK
OPTION PLAN

        The Company maintains the Henry Schein, Inc. 1996 Non-Employee Director Stock Option Plan, as adopted on March 22, 1996 by the Board of Directors of the Company and approved by the stockholders on May 8, 1996 (the "1996 Director Plan"), for the benefit of directors of the Company who are not employees of the Company or its subsidiaries (the "Non-Employee Directors"). The 1996 Director Plan was subsequently amended on March 4, 2002. The proposed amendment and restatement to the 1996 Director Plan, which was unanimously adopted by the Board of Directors on April 1, 2003, subject to stockholder approval at the Annual Meeting, would (i) increase the number of shares of common stock issuable upon the exercise of options granted under the 1996 Director Plan by 100,000 shares to a total of 200,000 shares, or approximately .46% of the currently outstanding shares of common stock and (ii) permit the discretionary grant of "other stock-based awards" to Non-Employee Directors. The Board of Directors also amended the 1996 Director Plan to increase the acquisition percentage under the definition of "change in control" from 20% to 33% with respect to options granted on or after April 1, 2003, and approved minor clarifying amendments to the 1996 Director Plan, which do not require stockholder approval, to reflect recent changes in law. In addition, the name of the 1996 Director Plan was changed to the 1996 Non-Employee Director Stock Incentive Plan. The Company also maintains the 2001 Non-Employee Director Stock Option Plan, as adopted on July 12, 2001 by the Board of Directors (the "2001 Director Plan"), for the benefit of directors of the Company who are not employees of the Company or its subsidiaries. There are a total of 25,000 shares available under the 2001 Director Plan for option grants, all of which have been granted.

        The following description of the 1996 Director Plan is a summary of its principal provisions and is qualified in its entirety by reference to the 1996 Director Plan, as amended, a copy of which is attached hereto as Appendix B.

        The purposes of the 1996 Director Plan are to enable the Company to attract, motivate and retain Non-Employee Directors who are important to the success of the Company, and to create a mutuality of interest between the Non-Employee Directors and the stockholders by granting options to purchase common stock to the Non-Employee Directors. Under the 1996 Director Plan, each director who is not also an employee of the Company or its subsidiaries is eligible to receive non-qualified stock options to purchase shares of common stock, which are not intended to be incentive stock options under Section 422 of the Code, and other stock-based awards. An other stock-based award is an award of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, common stock. Under the 1996 Director Plan as currently in effect, a maximum of 100,000 shares of common stock are authorized for issuance pursuant to the exercise of options or the issuance of other stock-based awards granted under the 1996 Director Plan, subject to antidilution adjustments. As of April 17, 2003, options to purchase an aggregate of 95,000 shares of common stock at an average exercise price of $34.0665 per share were outstanding and 5,000 shares remain available for future option grants under the 1996 Director Plan. If any option or other stock-based award is canceled, or expires or terminates unexercised (as applicable), the shares of common stock covered by such option or other stock-based award shall again be available for grant under the 1996 Director Plan. In addition, the 1996 Director Plan was amended to provide that if common stock has been exchanged by a participant as full or partial payment to the Company for exercise price or for required withholding, or if the number of shares of common stock otherwise deliverable to a participant has been reduced for payment of exercise price or for required withholding, such exchanged or reduced shares will be available for grant under the 1996 Director Plan.

        The 1996 Director Plan is administered by the Stock Option Committee. The Stock Option Committee has the full authority and discretion, subject to the terms of the 1996 Director Plan, to determine those individuals who are eligible to be granted options and other stock-based awards and the amount and type of options and other stock-based awards. The terms and conditions of specific grants are set forth in written award agreements between the Company and each participant. No awards shall be granted under the 1996 Director Plan on or after the tenth anniversary of the effective date of the 1996 Director Plan (the date of its approval by the Board of Directors, March 22, 1996), but awards granted prior to such date may extend beyond such date.

        The Board of Directors or the Stock Option Committee may terminate the 1996 Director Plan at any time, subject to the continued effectiveness of outstanding options and other stock-based awards. The Board of Directors or the Stock Option Committee may also amend the 1996 Director Plan, except that no amendment may, without the approval of the stockholders, (i) increase the total number of shares of common stock that may be subject to awards under the 1996 Director Plan or (ii) change the eligibility requirements for participation in the 1996 Director Plan

        The term of each option will be specified by the Stock Option Committee upon grant, but may not exceed ten years from the date of grant. The exercise price of each option granted under the 1996 Director Plan will equal 100% of the fair market value of a share of common stock on the grant date, and the terms upon which each such option granted under the 1996 Director Plan will be exercisable will be determined by the Stock Option Committee. Under the 1996 Director Plan, the exercisability of options may be accelerated in certain events, including upon a Change of Control (as defined in the 1996 Director Plan). Subject to certain rights to exercise after the death, disability, retirement or termination of services (other than for cause) of the option holder or after a Change of Control, options granted under the 1996 Director Plan may be exercised only if the option holder is eligible to participate in the 1996 Director Plan on the date of exercise.

        Upon the exercise of an option, the option holder must make payment of the full exercise price, either (i) in cash, or, if permitted by the Stock Option Committee, (ii) in shares of common stock (which have been owned by such participant as may be required by applicable accounting standards to avoid a charge to the Company's earnings), (iii) in a combination of cash and/or shares of common stock from the option holder or (iv) on such other terms and conditions as may be acceptable to the Stock Option Committee.

        Subject to the provisions of the 1996 Director Plan, the Stock Option Committee has the authority to determine the number of shares of common stock to be awarded pursuant to other stock-based awards and all other conditions of such awards. Other stock-based awards and any common stock covered by such awards will vest or be forfeited to the extent provided in the award agreement, as determined by the Stock Option Committee. Common stock or other stock-based awards purchased pursuant to a purchase right awarded under the 1996 Director Plan will be priced as determined by the Stock Option Committee. The Stock Option Committee may, in its discretion, permit Non-Employee Directors to defer a portion of their cash compensation in the form of other stock-based awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company.

        Options and other stock-based awards granted under the 1996 Director Plan are not transferable by a participant other than by will or by the laws of descent and distribution, except that the Stock Option Committee may provide that a non-qualified stock option or other stock-based award is transferable to a participant's family members (as defined in the 1996 Director Plan). Upon a termination of service for cause (as defined in the 1996 Director Plan), any outstanding options (whether vested or unvested) are forfeited and cancelled in their entirety, and the Stock Option Committee may require a participant to promptly repay to the Company (and the Company has the right to recover) any gain realized upon exercise of an option.

Material U.S. Federal Income Tax Consequences Relating to the 1996 Director Plan

        The following discussion of the principal U.S. federal income tax consequences with respect to options under the 1996 Director Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the material federal income tax consequences (state and local tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

        Directors who receive options under the 1996 Director Plan will not realize taxable income for federal income tax purposes at the time of grant, but such directors will realize ordinary income, generally six months after the date of exercise of the option, in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date income is realized over the exercise price. However, an option holder may elect pursuant to Section 83(b) of the Code, to be taxed as of the time of exercise based upon the fair market value of the acquired shares at that time. If at the time of exercise the option holder is not subject to the restrictions on purchases and sales of a corporation's securities provided by Section 16(b) of the Exchange Act, the option holder will realize ordinary income immediately upon exercise of the option on the excess of the fair market value of the securities acquired on the date of exercise over the exercise price. The Company will be entitled to a tax deduction equal to the ordinary income realized by an option holder at the time the option holder recognizes such income.

        Because future option grants under the 1996 Director Plan will be based upon prospective factors including the nature of services to be rendered by prospective directors of the Company or its affiliates, and their potential contributions to the success of the Company, actual option grants cannot be determined at this time.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST BY OUR STOCKHOLDERS IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THE PROPOSED AMENDMENT AND RESTATEMENT AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 1996 DIRECTOR PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT OF THE 1996 DIRECTOR PLAN.

Equity Compensation Plan Table

        The following table sets forth information, as of December 28, 2002, with respect to the Company's compensation plans under which common stock is authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders	4,239,715	$29.1299	1,122,706
Equity compensation plans not approved by security holders (1)	25,000	$40.82	0
Total	4,264,715	$29.1950	1,122,706

(1)
Includes options issued pursuant to the Company's 2001 Non-Employee Director Stock Option Plan.

        In 2001, the Board of Directors approved the 2001 Non-Employee Director Stock Option Plan (the "2001 Director Plan"). The 2001 Director Plan provides a means for non-employee directors to receive options to purchase the Company's common stock. The terms of the 2001 Director Plan are substantially identical to the 1996 Non-Employee Director Stock Option Plan described above, except for the number of shares reserved for issuance and only the 1996 Non-Employee Director Stock Option Plan provides for the discretionary grant of "other stock-based awards" (in addition to options).

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following table sets forth information concerning annual and long-term compensation for the fiscal years ended December 28, 2002, December 29, 2001 and December 30, 2000 of the Company's Chief Executive Officer and the other four most highly paid executive officers (based on salary and bonus for fiscal 2002) serving as of December 28, 2002 (the "Named Executive Officers").

Annual Compensation
Long-Term Compensation
Other Additional Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)			Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	Other Compensation ($) (1)
Stanley M. Bergman Chairman, Chief Executive Officer and President	2002 2001 2000	634,000 609,000 585,000	1,123,242 1,087,430 1,099,712	55,400 24,140 19,300	(2)	— — —	— — —	— — —	45,836 44,135 42,112
James P. Breslawski Executive Vice President and President—US Dental	2002 2001 2000	365,000 351,000 337,500	230,000 210,000 136,606	16,800 16,800 15,000		— — —	23,000 20,000 —	— — —	22,850 22,009 21,148
Steven Paladino Executive Vice President and Chief Financial Officer	2002 2001 2000	341,500 328,000 315,000	245,000 235,000 215,000	16,800 16,800 15,000		— — —	26,000 25,000 —	— — —	24,854 23,592 22,648

Gerald A. Benjamin Executive Vice President and Chief Administrative Officer	2002 2001 2000	338,500 325,500 313,000	245,000 220,000 190,000	16,800 16,800 15,000	— — —	23,000 22,000 —	— — —	25,151 23,703 22,807
Michael Racioppi President-Medical Group	2002 2001 2000	270,000 250,000 230,000	265,000 275,000 225,000	16,800 16,800 15,000	— — —	19,000 67,500 —	— — —	19,709 18,292 16,790

(1)
The 2000 amounts shown in this column represent (i) matching contributions under the Company's 401(k) plan of $9,450 for Mr. Bergman, $7,500 for Mr. Breslawski, $5,088 for Mr. Paladino, $5,547 for Mr. Benjamin and $4,906 for Mr. Racioppi and (ii) excess life insurance premiums and contributions under the Company's Supplemental Executive Retirement Plan ("SERP") of $1,162 and $31,500 for Mr. Bergman, $898 and $12,750 for Mr. Breslawski, $599 and $16,961 for Mr. Paladino, $898 and $16,362 for Mr. Benjamin and $691 and $11,193 for Mr. Racioppi. The 2001 amounts shown in this column represent (i) matching contributions under the Company's 401(k) plan of $7,875 for Mr. Bergman, $3,894 for Mr. Breslawski, $4,240 for Mr. Paladino, $4,213 for Mr. Benjamin and $3,096 for Mr. Racioppi and (ii) excess life insurance premiums and SERP contributions of $1,505 and $34,755 for Mr. Bergman, $950 and $17,165 for Mr. Breslawski, $633 and $18,719 for Mr. Paladino, $919 and $18,571 for Mr. Benjamin and $793 and $14,403 for Mr. Racioppi. The 2002 amounts shown in this column represent (i) matching contributions under the Company's 401(k) plan of $9,837 for Mr. Bergman, $4,860 for Mr. Breslawski, $5,298 for Mr. Paladino, $5,258 for Mr. Benjamin and $4,038 for Mr. Racioppi, and (ii) excess life insurance premiums and SERP contributions of $1,457 and $34,542 for Mr. Bergman, $950 and $17,040 for Mr. Breslawski, $950 and $18,606 for Mr. Paladino, $1,457 and $18,436 for Mr. Benjamin and $810 and $14,861 for Mr. Racioppi. The Company's Employee Stock Ownership Plan was merged into the 401(k) plan during the 1998 fiscal year.
(2)
Represents an automobile allowance of $31,400 and $24,000 for the cost to the Company of providing administrative services to Mr. Bergman.

Option Grants in Fiscal 2002

        The following table sets forth information with respect to the options granted during fiscal 2002 to each of the Named Executive Officers and their potential realizable value at the end of the option terms assuming specified levels of appreciation of the common stock.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (%)
Name			Exercise or Base Price ($/ Share)	Expiration Date
					5% ($)	10% ($)
Stanley M. Bergman	—	—	$—	—	—	—
James P. Breslawski	23,000	2.26	$40.82	3/05/12	590,444	1,496,301
Steven Paladino	26,000	2.55	$40.82	3/05/12	667,458	1,691,470
Gerald A. Benjamin	23,000	2.26	$40.82	3/05/12	590,444	1,496,301
Michael Racioppi	19,000	1.87	$40.82	3/05/12	487,758	1,236,075

(1)
Each of these options was granted on March 5, 2002 and becomes exercisable as to one-third of the shares subject to such options on each of the first, second and third anniversaries of the date of grant, subject to acceleration under certain circumstances.
(2)
The dollar amounts under these columns are the result of calculations at the hypothetical rates of 5% and 10% set by the SEC and are not intended to forecast possible future appreciation, if any, of the price of the Company's common stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal 2002 Year-End Option Values

        The following table summarizes the options exercised by the Named Executive Officers in fiscal 2002 and the number of all shares subject to options held by the Named Executive Officers at the end of fiscal 2002, and their value at that date if they were "in-the-money".

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Year- Options At Fiscal End Exercisable/Unexercisable	Value of Unexercised In-the- Money Options at Fiscal Year-End ($) (1) Exercisable/Unexercisable
Stanley M. Bergman	—	—	—	—
James P. Breslawski	—	—	67,667/36,333	1,312,509/307,564
Steven Paladino	19,500	823,950	120,534/42,666	2,950,598/373,479
Gerald A. Benjamin	16,900	661,973	103,643/37,666	2,570,578/329,139
Michael Racioppi	10,000	235,150	47,500/64,000	1,048,782/804,135

(1)
Represents the difference between the aggregate exercise prices of such options and the aggregate fair market value of the shares issuable upon exercise.

Employment Agreements

        The Company and Stanley M. Bergman entered into an employment agreement, dated as of January 1, 2003 (the "Employment Agreement"), providing for his continued employment as Chairman of the Board, President and Chief Executive Officer until December 31, 2005, subject to successive one-year extensions as provided in the Employment Agreement. Pursuant to the terms of Mr. Bergman's Employment Agreement, Mr. Bergman's annual base salary is $800,000. In addition, the Employment Agreement provides for incentive compensation to be determined by the Compensation Committee or the Board of Directors. The Employment Agreement also provides that Mr. Bergman will be entitled to participate in all benefit, welfare, perquisite, equity or similar plans, policies and programs generally available to the Company's senior executive officers. The Company provides Mr. Bergman with the use of an automobile and expenses related thereto and other miscellaneous benefits. If Mr. Bergman's employment with the Company is terminated: (i) by the Company without cause, (ii) by Mr. Bergman for good reason, (iii) as a result of his disability or (iv) as a result of a non-renewal of the employment term by the Company, Mr. Bergman will receive all amounts then owed to him as salary and deferred compensation and all benefits accrued and owed to him or his beneficiaries under the then applicable benefit plans, programs and policies of the Company. In addition, Mr. Bergman will receive, as severance pay, a lump sum equal to 200% of his then annual base salary plus 200% of Mr. Bergman's average annual incentive compensation paid or payable with respect to the immediately preceding three fiscal years, and a payment equal to the account balance or accrued benefit Mr. Bergman would have been credited with under each pension plan maintained by the Company if the Company had continued contributions thereunder until the expiration of the full term of the Employment Agreement, less Mr. Bergman's vested account balance or accrued benefits under each pension plan. If Mr. Bergman resigns within one year following a change in control of the Company, Mr. Bergman will receive, as severance pay, in lieu of the foregoing, 300% of his then annual base salary plus 300% of Mr. Bergman's incentive compensation paid or payable with respect to whichever of the immediately preceding two fiscal years of the Company ending prior to the date of termination was higher, and a payment equal to the account balance or accrued benefit Mr. Bergman would have been credited with under each pension plan maintained by the Company if the Company had continued contributions thereunder until the expiration of the full term of the Employment Agreement, less Mr. Bergman's vested account balance or accrued benefits under each pension plan. If the payments described in the preceding sentence or any other amounts owed to Mr. Bergman are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Bergman an additional amount such that the amount retained by him, after reduction for such excise tax, equals the amounts described in the preceding sentence prior to imposition of the excise tax. Unless the Employment Agreement is terminated for cause or pursuant to Mr. Bergman's voluntary resignation, the Company will continue the participation of Mr. Bergman and his family in the health and medical plans, policies and programs in effect with respect to senior executive officers of the Company and their families after the termination or expiration of the Employment Agreement, with coverage for Mr. Bergman and his spouse continuing until their respective deaths, and coverage for his children continuing until they reach the age of 28. Mr. Bergman is also subject to restrictive covenants while he is employed by the Company and for specified periods of time thereafter.

        The Company has entered into change in control agreements with the Named Executive Officers, other than Mr. Bergman, that provide that: (i) if the executive is employed by the Company on the change in control or (ii) if the executive's employment is terminated by the Company without cause or by the executive for good reason, in either case, within 90 days prior to a change in control or after the first public announcement of the pendency of the change in control, the Company will pay the executive an amount equal to (x) the change in control price (as defined in the agreement) multiplied by (y) a factor (ranging from 60,000 to 100,000). The Company's obligation to provide the foregoing benefit expires on December 31, 2004, unless a change in control occurs on or prior to such date, in which case, the Company's obligation will continue with respect to such change in control. The agreements also provide that if the executive's employment is terminated by the Company without cause or by the executive for good reason within two years following a change in control of the Company, the Company will pay and provide the executive with: (1) severance pay equal to 300% of the sum of the executive's then base salary and target bonus, (2) a pro rata annual incentive award at a target level for the year in which termination occurs, (3) immediate vesting of all outstanding stock options and non-qualified retirement benefits, (4) elimination of all restrictions on any restricted or deferred stock awards, (5) settlement of all deferred compensation arrangements in accordance with the applicable plan and (6) continued participation in all of the Company's welfare plans for 24 months (provided that such coverage will terminate when the executive receives substantially equivalent coverage from a subsequent employer) at the same level of participation for each executive on the termination date. Notwithstanding the foregoing, if an executive's employment is terminated by the Company without cause or by the executive for good reason, in either case, (a) within 90 days prior to a change in control or (b) after the first public announcement of the pendency of the change in control, the executive will be entitled to the benefits described above. In the event any payments to the executive become subject to the excise tax imposed by Section 4999 of the Code, the Company will pay the executive an additional amount such that the amount retained by the executive after reduction for such excise tax equals the amount to be paid to the executive prior to imposition of the excise tax.

Certain Relationships and Related Transactions

        In September 1994, the Company and Marvin Schein, a director and stockholder of the Company, amended and restated the terms of a consulting agreement (the "Consulting Agreement"), providing for Mr. Schein's consulting services to the Company from time to time with respect to the marketing of dental supplies and equipment. The Consulting Agreement provides that Mr. Schein will receive annual compensation of $283,200 per year, which annual compensation will increase by $25,000 every fifth year commencing in 2003. The Consulting Agreement also provides that Mr. Schein will participate in all benefit, compensation, welfare and perquisite plans, policies and programs generally available to either the Company's employees or the Company's senior executive officers, excluding the Company's 1994 Stock Option Plan, as amended, and the Company's 401(k) Plan, that Mr. Schein's spouse and his children (until they reach the age of 21) will be covered by the Company's health plan and that the Company will provide Mr. Schein with the use of an automobile and expenses related thereto.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2002:

  •
  none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

  •
  none of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any its subsidiaries in which the amount involved exceeds $60,000;

  •
  none of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity's executive officers served on the Company's Compensation Committee;

  •
  none of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Compensation Committee; and

  •
  none of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity's executive officers served as a director on the Company's Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee, the members of which also serve as the Stock Option Committee, has responsibility for the philosophy, competitive strategy, design and administration of the Company's compensation program for its executive officers (including the Named Executive Officers). The Compensation Committee seeks to ensure that the executive officer compensation program is competitive in level and structure with the programs of comparably sized businesses, is supportive of the Company's financial and operating objectives and is aligned with the financial interests of the stockholders. The Company and the Compensation Committee have retained the services of an independent executive compensation consulting firm for advice regarding the competitive structure and administration of its executive officer compensation program.

Philosophy and Program Components

        The Company's executive officer compensation program is designed to enable the Company to attract and retain the caliber of officers needed to ensure the Company's continued growth and profitability, and to compensate them based on their and the Company's performance and on the longer term value they create for the stockholders in a manner consistent with competitive practices. The components of the executive officer compensation program consist of base salary, annual bonuses paid under the Company's annual Performance Incentive Plan ("PIP"), and periodic discretionary grants of stock options.

        The Company measures the competitiveness of its executive officer compensation program relative to the practices of other companies with annual revenues comparable to those of the Company. The Committee generally seeks to set salaries approximating the 50th percentile range of salaries at such comparable companies. The Committee also seeks to structure annual PIP award opportunities so that an officer's salary plus annual bonus will fall within the 50th to 75th percentile range of competitive practices, depending on both the Company's achievement of annual financial performance targets established by the Committee, in consultation with the Company's senior management, at the start of the year and the individual achievements of the officer, as evaluated against pre-established goals and objectives. Similarly, stock option grants are made with reference to option granting practices for companies with comparable annual revenues.

Base Salary

        The Company annually reviews officer salaries and makes adjustments as warranted based on competitive practices, the Company's performance and the individual's responsibilities and performance. Salary increases are generally approved during the first quarter of the calendar year and made retroactive to January 1st. The 2002 annual salaries of the Named Executive Officers, excluding Mr. Bergman, the Company's Chief Executive Officer, were increased by an average of 5% over annualized 2001 levels. The Committee was advised by its compensation consultant that such officers' average 2002 salaries approximated the 45th percentile of competitive practices.

Annual Incentive Compensation

        Annual incentive compensation for each of the Company's executive officers other than Mr. Bergman for each year is paid under the PIP for such year, the components of which are designed to reward the achievement of pre-established corporate, business unit and individual performance goals so as to compensate the Company's senior officers for both their individual performance and business unit financial results. At the beginning of each year, the Chief Executive Officer recommends to the Committee which officers should participate in the PIP for that year and, upon approval by the Committee, such officers are notified of their participation. The Chief Executive Officer recommends the PIP's performance goals for those officers who report directly to him, and recommends to the Committee goals for other participants, which are then approved by the Committee.

        During the first quarter of the subsequent year, the Chief Executive Officer reviews the relevant financial and operating performance achievements of the Company, and its business units as well as the individual performance of the participating officers against the PIP performance goals that had been established, and submits proposed PIP awards for the participating officers to the Compensation Committee for approval. PIP awards for 2002 performance for the Named Executive Officers, other than Mr. Bergman, were based on (i) the Company's 2002 earnings per share measured against pre-established standards, (ii) achievement of financial goals in their respective areas of responsibility and (iii) achievement of individual objectives.

        PIP payments for 2002 for the four Named Executive Officers other than Mr. Bergman averaged 75% of salary. The Committee's compensation consultant has advised that the average 2002 salary plus 2002 bonus for these four executive officers approximated the 60th percentile of annual cash compensation at companies with comparable annual revenues. PIP awards for these individuals appear in the Summary Compensation Table in the column captioned "Bonus."

Stock Options

        The Company and the Compensation Committee believe that stock options are a factor in aligning the long-term financial interest of the officers and stockholders and intend to make grants on an annual basis. The Committee's compensation consultant provides the Committee with competitive option granting guidelines that reflect option granting practices at companies with comparable annual revenues and that are taken into account in determining the size of the Company's stock option grants. Options granted in March 2002 are shown above under the caption "Option Grants in Fiscal 2002."

The Chief Executive Officer

        Mr. Bergman's salary of $634,000 was set in accordance with the terms of his prior employment agreement and was 4.1% higher than his 2001 salary. The employment agreement also provides that Mr. Bergman's bonus shall be expressed as a percentage of Base Salary in amounts determined by the Committee and based on performance criteria consistent with such performance based criteria as are applicable to other Company senior management. The Committee awarded Mr. Bergman an annual bonus of $1,123,242 with respect to 2002 performance which was payable under the Henry Schein, Inc. 2001 Section 162(m) Cash Bonus Plan. In making its bonus determination, the Committee evaluated the Company's 2002 earnings per share measured in relation to pre-established performance standards and the average bonuses earned by the Company's executive officers (including the Named Executive Officers) in relation to their target bonus opportunities. See the caption "Employment Agreements" for a discussion of Mr. Bergman's new employment agreement.

Deductibility of Executive Compensation

        Section 162(m) of the Code prohibits the Company from deducting annual compensation in excess of $1 million paid to any of the Named Executive Officers, unless such compensation is performance-based and paid pursuant to criteria approved by the stockholders. The Committee's general policy is to preserve the federal income tax deductibility of compensation by qualifying such compensation for the performance based compensation exception to the limitation on deductibility under Section 162(m). The Committee may, however, approve compensation that may not be deductible if the Committee determines that such compensation is in the best interests of the Company. The stockholders approved the adoption of the Henry Schein, Inc. 2001 Section 162(m) Cash Bonus Plan at the 2001 Annual Meeting. Each year the Committee determines which key employees shall participate in the Section 162(m) Cash Bonus Plan.

THE COMPENSATION COMMITTEE
Barry J. Alperin, Chairman
Donald J. Kabat
Norman S. Matthews

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, including the Company's internal controls, the quality of its financial reporting and the independence and performance of the Company's independent certified public accountants. Each of the directors who serve on the Audit Committee is an "independent director" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc.

        Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent certified public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States and discuss with management any issues that they believe should be raised with management.

        The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the appropriate Company financial personnel and internal auditors.

        On an as needed basis, the Audit Committee meets privately with both, the independent auditors and the internal auditors, each of whom has unrestricted access to the Committee. We also appoint the independent auditors and review periodically their performance and independence from management.

        The Audit Committee reviewed the Company's audited financial statements for fiscal 2002 and met with both management and BDO Seidman, LLP ("BDO Seidman"), the Company's independent certified public accountants, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

        We have received from BDO Seidman the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with BDO Seidman their independence from the Company and its management. The Audit Committee also discussed with BDO Seidman any matters required to be discussed by Statement on Auditing Standards No. 90, Communication with Audit Committees.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2002.

THE AUDIT COMMITTEE
Donald J. Kabat, Chairman
Barry J. Alperin
Philip A. Laskawy

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's executive officers and directors are required under the Exchange Act to file reports of ownership of common stock of the Company with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 2002 the executive officers and directors of the Company timely complied with all applicable filing requirements, except that a Form 4 was not timely filed for Pamela Joseph in connection with a transaction that took place on December 3, 2002. A Form 4 for this transaction was filed with the SEC on December 12, 2002.

STOCK PERFORMANCE GRAPH

        The graph below compares the cumulative total stockholder return on $100 invested, assuming the reinvestment of all dividends, on December 27, 1997, the last trading day before the beginning of the Company's 1998 fiscal year, through the end of fiscal 2002 with the cumulative total return on $100 invested for the same period in the Nasdaq Stock Market (U.S. companies) Composite Index and a peer group of distribution companies selected by the Company (the "Peer Group Index"). The companies in the Peer Group are Granger (W.W.) Inc., Caremark RX Incorporated, Patterson Dental Company, Omnicare Inc., Priority Healthcare CP, MSC Industrial Direct, Accredo Health Inc., Owens & Minor, Inc., PSS World Medical Inc. and D&K Healthcare Resources, Inc.

	December 27, 1997	December 26, 1998	December 25, 1999	December 29, 2000	December 29, 2001	December 28, 2002
Henry Schein, Inc.	100	119.33	32.16	102.97	111.17	133.26
Peer Group Index	100	81.17	67.43	94.82	114.04	112.33
NASDAQ Market Index	100	141.04	248.76	156.35	124.64	86.94

PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        Upon the recommendation of the Audit Committee, the Board of Directors has selected BDO Seidman as independent certified public accountants for the Company for the fiscal year ending December 27, 2003, subject to ratification of such selection by the stockholders at the Annual Meeting. If the stockholders do not ratify the selection of BDO Seidman, another firm of independent certified public accountants will be selected by the Board of Directors. Representatives of BDO Seidman will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders in attendance. The Audit Committee of the Board of Directors has considered whether the provision of the services referred to below under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" by BDO Seidman is compatible with maintaining BDO Seidman's independence.

Audit Fees

        BDO Seidman billed the Company $1,539,738 for professional services and out-of-pocket expenses rendered in connection with the quarterly reviews and the audit of the Company's annual consolidated financial statements for fiscal 2002.

Financial Information Systems Design and Implementation Fees

        There were no fees owed to BDO Seidman for professional services and out-of-pocket expenses in connection with information technology consulting services for fiscal 2002.

All Other Fees

        BDO Seidman billed the Company $967,798 for professional services and out-of-pocket expenses other than those described above for fiscal 2002.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THIS MATTER AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE SELECTION OF BDO SEIDMAN AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 27, 2003. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED SELECTION OF BDO SEIDMAN AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 27, 2003.

VOTING OF PROXIES AND OTHER MATTERS

        The Board of Directors recommends that an affirmative vote be cast in favor of each of the proposals listed on the proxy card.

        The Board of Directors knows of no other matter that may be brought before the meeting that requires submission to a vote of the stockholders. If any other matters are properly brought before the meeting, however, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

        A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection beginning May 24, 2003 at the Company's headquarters located at 135 Duryea Road, Melville, New York 11747.

ANNUAL REPORT ON FORM 10-k

        The Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2002 has been filed with the SEC. Stockholders may obtain a copy of the Form 10-K upon written request to Henry Schein, Inc., 135 Duryea Road, Melville, New York 11747, Attn: Investor Relations, facsimile number: (631) 843-5975. In response to such request, the Company will furnish without charge the Form 10-K including financial statements, financial schedules and a list of exhibits.

STOCKHOLDER PROPOSALS

        Eligible stockholders wishing to have a proposal for action by the stockholders at the 2004 Annual Meeting included in the Company's proxy statement must submit such proposal at the principal offices of the Company not later than December 31, 2003. It is suggested that any such proposals be submitted by certified mail, return receipt requested.

        Under the Company's Amended and Restated Certificate of Incorporation, as amended, a stockholder who intends to bring a proposal before the 2004 Annual Meeting without submitting such proposal for inclusion in the Company's proxy statement cannot do so unless notice and a full description of such proposal (including all information that would be required in connection with such proposal under the SEC's proxy rules if such proposal were the subject of a proxy solicitation and the written consent of each nominee for election to the Board of Directors named therein (if any) to serve if elected) and the name, address and number of shares of common stock held of record or beneficially as of the record date for such meeting by the person proposing to bring such proposal before the 2004 Annual Meeting is delivered in person or mailed to the Company and received by it not later than April 15, 2004; provided, however, that such notice need not be received more than 75 days prior to the date of the 2004 Annual Meeting.

        Under the SEC's proxy rules, proxies solicited by the Board of Directors for the 2004 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any stockholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before the deadline set forth in the preceding paragraph.

Appendix A

1994 Stock Option Plan

HENRY SCHEIN, INC.
1994 STOCK OPTION PLAN

As Amended and Restated Effective as of April 1, 2003

Table of Contents

1.	Purposes of the Plan	1
2.	Definitions	1
3.	Effective Date/Expiration of Plan	5
4.	Administration	5
	(a) Duties of the Committee	5
	(b) Advisors	6
	(c) Indemnification	6
	(d) Meetings of the Committee	6
5.	Shares; Adjustment upon Certain Events	7
	(a) Shares to be Delivered; Fractional Shares	7
	(b) Number of Shares	7
	(c) Individual Participant Limitations	7
	(d) Adjustments; Recapitalization, etc	7
6.	Awards and Terms of Options	9
	(a) Grant	9
	(b) Exercise Price	9
	(c) Number of Shares	9
	(d) Exercisability	9
	(e) Special Rule for Incentive Options	10
	(f) Acceleration of Exercisability on Change of Control	10
	(g) Exercise of Options.	12
7.	Effect of Termination of Employment or Termination of Consultancy	12
	(a) Death, Disability; Retirement, etc	12
	(b) Cause or Voluntary Termination	13
	(c) Other Termination	13
8.	Nontransferability of Options	14
9.	Rights as a Stockholder	14
10.	Determinations	14
11.	Termination, Amendment and Modification	15
12.	Non-Exclusivity	15
13.	Use of Proceeds	16

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14.	General Provisions	16
	(a) Right to Terminate Employment or Consultancy	16
	(b) Purchase for Investment	16
	(c) Trusts, etc.	16
	(d) Notices	16
	(e) Severability of Provisions	17
	(f) Payment to Minors, Etc.	17
	(g) Headings and Captions	17
	(h) Controlling Law	17
15.	Issuance of Stock Certificates; Legends and Payment of Expenses	17
	(a) Stock Certificates	17
	(b) Legends	17
	(c) Payment of Expenses	17
16.	Listing of Shares and Related Matters	17
17.	Withholding Taxes	18
18.	Section 16(b) of the Act	18

ii

HENRY SCHEIN, INC.

1994 STOCK OPTION PLAN

As Amended and Restated Effective as of April 1, 2003

1.    Purposes of the Plan

        The purposes of this Henry Schein, Inc. 1994 Stock Option Plan, as amended and restated effective as of April 1, 2003, are to enable HSI and its Subsidiaries (each as defined herein) to attract, retain and motivate the Key Employees and Consultants (each as defined herein) who are important to the success and growth of the business of HSI and to create a long-term mutuality of interest between the Key Employees and Consultants and the stockholders of HSI by granting the Key Employees and Consultants options (which, in the case of Key Employees, may be either incentive stock options (as defined herein) or non-qualified stock options and, in the case of Consultants, shall be non-qualified options) to purchase HSI Common Stock (as defined herein).

2.    Definitions

        (a)    "Acquisition Event" means a merger or consolidation in which HSI is not the surviving entity, or any transaction that results in the acquisition of all or substantially all of HSI's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of HSI's assets.

        (b)    "Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

        (c)    "Board" means the Board of Directors of HSI.

        (d)    "Cause" has the meaning set forth in Section 7(b).

        (e)    "Change of Control" has the meaning set forth in Section 6(f).

        (f)    "Class A Option" means an Option evidenced by a Class A Option Agreement.

        (g)    "Class A Option Agreement" has the meaning set forth in Section 6(a).

        (h)    "Class B Option" means an Option evidenced by a Class B Option Agreement.

        (i)    "Class B Option Agreement" has the meaning set forth in Section 6(a).

        (j)    "Code" means the Internal Revenue Code of 1986, as amended.

        (k)    "Committee" means such committee (or subcommittee), if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Act and as an "outside director" as defined under Section 162(m) of the Code. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

        (l)    "Common Stock" means the voting common stock of HSI, par value $.01, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

        (m)    "Company" means HSI and its Subsidiaries, any of whose Key Employees or Consultants are Participants in the Plan.

        (n)    "Consultant" means any individual (or any wholly-owned corporate alter ego of any individual) who provides key bona fide consulting or advisory services to the Company, as determined by the Committee, which services are not in connection with the offer and sale of securities in a capital-raising transaction.

        (o)    "Corporate Transaction" has the meaning set forth in Section 6(f)(i).

        (p)    "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not a permanent and total disability within the meaning of Section 22(e)(3) of the Code be treated as a Disability. A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.

        (q)    "Effective Date" has the meaning set forth in Section 3.

        (r)    "Fair Market Value" means the value of a Share (as defined herein) on a particular date, determined as follows:

          (i)    If the Common Stock is listed or admitted to trading on such date on a national securities exchange or quoted through NASDAQ Stock Market, Inc. ("NASDAQ"), the closing sales price of a Share as reported on the relevant composite transaction tape, if applicable, or on the principal such exchange (determined by trading value in the Common Stock) or through NASDAQ, as the case may be, on such date, or in the absence of reported sales on such day, the mean between the reported bid and asked prices reported on such composite transaction tape or exchange or through NASDAQ, as the case may be, on such date; or

          (ii)    If the Common Stock is not listed or quoted as described in the preceding clause, but bid and asked prices are quoted through NASDAQ, the mean between the bid and asked prices as quoted by NASDAQ on such date; or

          (iii)    If the Common Stock is not listed or quoted on a national securities exchange or through NASDAQ or, if pursuant to (i) and (ii) above the Fair Market Value is to be determined based upon the mean of the bid and asked prices and the Committee determines that such mean does not properly reflect the Fair Market Value, by such other method as the Committee determines to be reasonable and consistent with applicable law; or

          (iv)    If the Common Stock is not publicly traded, such amount as is set by the Committee in good faith.

        (s)    "Family Member" means, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of such individuals, and any other entity owned solely by such individuals.

        (t)    "HSI" means Henry Schein, Inc.

        (u)    "HSI Agreement" means the Amended and Restated HSI Agreement dated as of February 16, 1994 among HSI and certain other parties.

        (v)    "HSI Closing" means the closing of the HSI Public Offering.

        (w)    "HSI Public Offering" means an initial public offering of shares of HSI Common Stock at a Market Capitalization which is not less than the Minimum Market Capitalization then in effect and as a result of which at least 20% of the common equity of HSI will be publicly held by at least 300 holders and such shares of HSI Common Stock will be listed or admitted to trading on the New York Stock Exchange or the American Stock Exchange or quoted on NASDAQ or is on such terms and conditions as are approved by Marvin Schein prior to the effective date thereof.

        (x)    "Incentive Stock Option" means any Option which is intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

        (y)    "Incumbent Board" has the meaning set forth in Section 6(f)(ii).

        (z)    "Key Employee" means any person who is an executive officer or other valuable staff, managerial, professional or technical employee of the Company, as determined by the Committee, including those individuals described in Section 5(d)(iv). A Key Employee may, but need not, be an officer or director (with the exception of a non-employee director) of the Company.

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        (aa) "Market Capitalization" means (i) the per share initial pubic offering price, multiplied by (ii) the number of shares outstanding immediately prior to the HSI Closing less the aggregate number of shares issued pursuant to the 1994 Stock Purchase Agreement between HSI and the HSI Employee Stock Ownership Plan (the "HSI ESOP") or held by the HSI ESOP which are outstanding on such date.

        (bb) "Minimum Market Capitalization" means $48,000,000 on August 15, 1992, which amount shall increase on each day thereafter as follows:

          From August 15, 1992 until the 1st anniversary thereof: $15,123 per day;

          From the 1st anniversary thereof until the 2nd anniversary thereof: $16,862 per day;

          From the 2nd anniversary thereof until the 3rd anniversary thereof: $18,802 per day;

          From the 3rd anniversary thereof until the 4th anniversary thereof: $20,964 per day;

          From the 4th anniversary thereof until the 5th anniversary thereof: $23,375 per day;

          From the 5th anniversary thereof until the 6th anniversary thereof: $26,063 per day;

          From the 6th anniversary thereof until the 7th anniversary thereof: $29,060 per day; and

          Thereafter: $32,402 per day.

        (cc)    "Option" means the right to purchase one Share at a prescribed Purchase Price on the terms specified in the Plan and the Option Agreement. An Option may be an Incentive Stock Option or a non-qualified option.

        (dd)    "Option Agreement" means a Class A Option Agreement or Class B Option Agreement.

        (ee)    "Outstanding HSI Voting Securities" has the meaning set forth in section 6(f)(i).

        (ff)    "Participant" means a Key Employee or Consultant of the Company who is granted Options under the Plan.

        (gg)    "Person" means an individual, entity or group within the meaning of Section 13d-3 or 14d-1 of the Act.

        (hh)    "Plan" means the Henry Schein, Inc. 1994 Stock Option Plan, as amended from time to time.

        (ii)    "Purchase Price" means purchase price per Share.

        (jj)    "Securities Act" means the Securities Act of 1933, as amended.

        (kk)    "Share" means a share of Common Stock.

        (ll)    "Subsidiary" means any "subsidiary corporation" within the meaning of Section 424(f) of the Code. An entity shall be deemed a Subsidiary of HSI only for such periods as the requisite ownership relationship is maintained.

        (mm)    "Substantial Stockholder" means any Participant who at the time of grant owns directly or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, Shares possessing more than 10% of the total combined voting power of all classes of stock of HSI.

        (nn)    "Termination of Employment" means termination of the relationship with HSI and its Subsidiaries so that an individual is no longer an employee or director of HSI or any of its Subsidiaries. In the event an entity shall cease to be a Subsidiary of HSI, any individual who is not otherwise an employee of HSI or another Subsidiary of HSI shall incur a Termination of Employment at the time the entity ceases to be a Subsidiary. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

3

        (oo)    "Termination of Consultancy" means termination of the relationship with HSI and its Subsidiaries so that an individual is no longer a Consultant of HSI or any of its Subsidiaries. In the event an entity shall cease to be a Subsidiary of HSI, any individual who is not otherwise a Consultant of HSI or another Subsidiary of HSI shall incur a Termination of Consultancy at the time the entity ceases to be a Subsidiary; provided, that if a Consultant becomes a Key Employee upon his Termination of Consultancy, the Committee, in its sole discretion, may determine that no Termination of Consultancy shall be deemed to occur until such later time as such Consultant ceases to be either a Key Employee or a Consultant. A Termination of Consultancy shall not include a leave of absence approved for purposes of the Plan by the Committee.

3.    Effective Date/Expiration of Plan

        The Plan became as originally adopted effective as of September 30, 1994 (the "Effective Date"), and was amended and restated effective as of June 6, 2001. The Plan was subsequently amended and restated in the form set forth herein effective as of April 1, 2003, subject to stockholder approval by a majority of the total votes cast in person or by proxy (the "Restated Effective Date"). Grants of Options under the Plan may be made on and after the Effective Date and the Restated Effective Date. No Option shall be granted under the Plan on or after September 30, 2009, but Options previously granted may extend beyond that date.

4.    Administration

        (a)    Duties of the Committee.    The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend, and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine which Options granted under the Plan to Key Employees shall be Incentive Stock Options; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable; provided, that all such determinations shall be in accordance with the express provisions, if any, contained in the HSI Agreement, Option Agreement and the Plan. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. The determination, action or conclusion of the Committee in connection with the foregoing shall be final, binding and conclusive.

        (b)    Advisors.    The Committee may designate the Secretary of HSI, other employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons (other than professional advisors) to execute Option Agreements (as defined herein) or other documents on behalf of the Committee; provided, that no Participant may execute any Option Agreement granting Options to such Participant. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

        (c)    Indemnification.    No officer, member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of HSI and to the extent not covered by insurance, each officer, member or former member of the

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Committee or of the Board shall be indemnified and held harmless by HSI against any cost or expense (including reasonable fees of counsel reasonably acceptable to HSI) or liability (including any sum paid in settlement of a claim with the approval of HSI), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of HSI or any Subsidiary of HSI.

        (d)    Meetings of the Committee.    The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee were in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

5.    Shares; Adjustment upon Certain Events

        (a)    Shares to be Delivered; Fractional Shares.    Shares to be issued under the Plan shall be made available at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by HSI and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, HSI shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

        (b)    Number of Shares.    Subject to adjustment as provided in this Section 5, the maximum aggregate number of Shares that may be issued under the Plan shall be 8,579,635 Shares of Common Stock of which a maximum of 237,897 of such Shares shall be covered by Class A Options and the balance of such Shares shall be covered by Class B Options. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit, provided that the number of Shares covered by Class A Options shall be reduced by that number of Class A Options that are cancelled, expire or are terminated. In addition, if Common Stock has been exchanged by a Participant as full or partial payment to HSI of the Purchase Price or for required withholding, or if the number of shares of Common Stock otherwise deliverable has been reduced for full or partial payment to HSI of the Purchase Price or for required withholding, the number of shares of Common Stock exchanged or reduced shall again be available under the Plan.

        (c)    Individual Participant Limitations.    The maximum number of Shares subject to any Option which may be granted under this Plan to each Participant on or after the HSI Public Offering shall not exceed 100,000 Shares (subject to any adjustment pursuant to Section 5(d)) during each fiscal year of HSI during the entire term of the Plan. To the extent that Shares for which Options are permitted to be granted to a Participant pursuant to Section 5(c) during a fiscal year are not covered by a grant of an Option to a Participant issued in such fiscal year, such Shares shall automatically increase the number of Shares available for grant of Options to such Participant in the subsequent fiscal year during the term of the Plan.

        (d)    Adjustments; Recapitalization, etc.    The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of HSI to make or authorize any adjustment, recapitalization, reorganization or other change in HSI's capital structure or its business, any merger or consolidation of HSI, any issue of bonds, debentures, preferred

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or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of HSI or any of its Subsidiaries, or any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. If and whenever HSI takes any such action, however, the following provisions, to the extent applicable, shall govern:

          (i)    If and whenever HSI shall effect a stock split, stock dividend, subdivision, recapitalization or combination of Shares or other changes in HSI's Common Stock, (x) the Purchase Price (as defined herein) per Share and the number and class of Shares and/or other securities with respect to which outstanding Options thereafter may be exercised, and (y) the total number and class of Shares and/or other securities that may be issued under this Plan, shall be proportionately adjusted by the Committee. The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitation, accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

          (ii)    Subject to Section 5(d)(iii), if HSI merges or consolidates with one or more corporations, then from and after the effective date of such merger or consolidation, upon exercise of Options theretofore granted, the Participant shall be entitled to purchase under such Options, in lieu of the number of Shares as to which such Options shall then be exercisable but on the same terms and conditions of exercise set forth in such Options, the number and class of Shares and/or other securities or property (including cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise of such Options (whether or not then exercisable).

          (iii)    In the event of an Acquisition Event, the Committee may, in its discretion, and without any liability to any Participant, terminate all outstanding Options as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all of the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options). If an Acquisition Event occurs and the Committee does not terminate the outstanding Options pursuant to the preceding sentence, then the provisions of Section 5(d)(ii) shall apply.

          (iv)    Subject to Sections 5(b) and (c), the Committee may grant Options under the Plan in substitution for options held by employees or consultants of another corporation who concurrently become employees or consultants of the Company as the result of a merger or consolidation of the employing or engaging corporation with the Company, or as the result of the acquisition by the Company of property or stock of the employing or engaging corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

          (v)    If, as a result of any adjustment made pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon exercise of an Option to receive any securities other than Common Stock, then the number and class of securities so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Section 5, as determined by the Committee in its discretion.

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          (vi)    Except as hereinbefore expressly provided, the issuance by HSI of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of Shares and/or other securities or property subject to Options theretofore granted or the Purchase Price per Share.

6.    Awards and Terms of Options

        (a)    Grant.    The Committee may grant Options, including, in the case of grants to Key Employees, Options intended to be Incentive Stock Options, to Key Employees and Consultants of the Company. Each Option shall be evidenced by a Class A Option agreement ("Class A Option Agreement") or Class B Option agreement ("Class B Option Agreement"), as applicable.

        (b)    Exercise Price.    The Purchase Price deliverable upon the exercise of an Option shall be determined by the Committee, subject to the following: (i) in the case of Class A Options (A) prior to the HSI Public Offering, the Purchase Price shall not be less than $416.67 per Share, and (B) on or after the HSI Public Offering, the Purchase Price shall not be less than the Fair Market Value per Share on the date the Option is granted, and (ii) in the case of Class B Options or Incentive Stock Options, the Purchase Price shall not be less than 100% (110% for an Incentive Stock Option granted to a Substantial Stockholder) of the Fair Market Value per Share on the date the Class B Option or Incentive Stock Option is granted.

        (c)    Number of Shares.    The Option Agreement shall specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion, subject to Section 5(c) hereof.

        (d)    Exercisability.    At the time of grant, the Committee shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise, subject to the terms of the Option Agreement and the Plan, and provided that the Committee may not accelerate the exercise date prior to the HSI Closing. No Option shall be exercisable after the expiration of ten (10) years from the date of grant (five (5) years in the case of an Incentive Stock Option granted to a Substantial Stockholder). Each Option shall be subject to earlier termination as provided in Section 7 below.

        (e)    Special Rule for Incentive Options.    If required by Section 422 of the Code, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Key Employee during any calendar year (under all plans of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall not be treated as Incentive Stock Options. Nothing in this special rule shall be construed as limiting the exercisability of any Option, unless the Committee expressly provides for such a limitation at time of grant.

        (f)    Acceleration of Exercisability on Change of Control.    Upon a Change of Control (as defined herein) of HSI all Options theretofore granted and not previously exercisable shall become fully exercisable. For this purpose, a "Change of Control" shall be deemed to have occurred upon:

          (i)    an acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of either (A) the then outstanding Shares or (B) the combined voting power of the then outstanding voting securities of HSI entitled to vote generally in the election of directors (the "Outstanding HSI Voting Securities"); excluding, however, the following: (w) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or

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  related trust) sponsored or maintained by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Section 6 are satisfied; or

          (ii)    a change in the composition of the Board such that the individuals who, as of the Restated Effective Date, constitute the Board (the Board as of the date hereof shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that for purposes of this Subsection any individual who becomes a member of the Board subsequent to the date hereof whose election, or nomination for election by HSI's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who are also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii)    the approval by the stockholders of HSI of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (iv)    the approval of the stockholders of HSI of (A) a complete liquidation or dissolution of HSI or (B) the sale or other disposition of all or substantially all of the assets of HSI; excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the

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  outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (y) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

        (g)    Exercise of Options.

          (i)    A Participant may elect to exercise one or more Options by giving written notice to the Committee at any time subsequent to an HSI Closing of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of shares for which the Options are being exercised.

          (ii)    Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

            (A)    in cash or by check, bank draft or money order payable to the order of HSI;

            (B)    if so permitted by the Committee: (x) through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Options then being exercised), provided such Shares (or such Options) have been owned by the Participant for such period as may be required by applicable accounting standards to avoid a charge to earnings, (y) through a combination of Shares and cash as provided above, (z) to the extent permitted by applicable law, by delivery of a promissory note of the Participant to HSI, such promissory note to be payable on such terms as are specified in the Option Agreement (except that, in lieu of a stated rate of interest, the Option Agreement may provide that the rate of interest on the promissory note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code), or by a combination of cash (or cash and Shares) and the Participant's promissory note; provided, that, if the Shares delivered upon exercise of the Option is an original issue of authorized Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares; or

            (C)    on such other terms and conditions as may be acceptable to the Committee and in accordance with applicable law. Except as provided in subsection (h) below, upon receipt of payment, HSI shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

        (h)    Deferred Delivery of Common Stock.    The Committee may, in its discretion, permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

7.    Effect of Termination of Employment or Termination of Consultancy

        (a)    Death, Disability; Retirement, etc.    Except as otherwise provided in the Participant's Option Agreement, upon Termination of Employment or Termination of Consultancy, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Employment or Termination of Consultancy (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Employment or Termination of Consultancy) shall remain

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exercisable by the Participant to the extent not theretofore exercised for the following time periods (subject to Section 6(d)):

          (i)    In the event of the Participant's death, such Options shall remain exercisable (by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one (1) year from the date of the Participant's death, provided that the Committee, in its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's death.

          (ii)    In the event the Participant retires at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company, before age 65), or if the Participant's employment terminates due to Disability, such Options shall remain exercisable for one (1) year from the date of the Participant's Termination of Employment, provided that the Committee, in its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's Termination of Employment or Termination of Consultancy.

        (b)    Cause or Voluntary Termination.    Upon the Termination of Employment or Termination of Consultancy of a Participant for Cause (as defined herein) or by the Participant in violation of an agreement between the Participant and HSI or any of its Subsidiaries, or if it is discovered after such Termination of Employment or Termination of Consultancy that such Participant had engaged in conduct that would have justified a Termination of Employment or Termination of Consultancy for Cause, all outstanding Options shall immediately be canceled, provided that with respect to Options granted on or after the Restated Effective Date, upon any such termination the Committee may, in its discretion, require the Participant to promptly pay to the Company (and the Company shall have the right to recover) any gain the Participant realized as a result of the exercise of any Option that occurred within one (1) year prior to such Termination of Employment or Termination of Consultancy or the discovery of conduct that would have justified a Termination of Employment or Termination of Consultancy for Cause. Termination of Employment or Termination of Consultancy shall be deemed to be for "Cause" for purposes of this Section 7(b) if (i) the Participant shall have committed fraud or any felony in connection with the Participant's duties as an employee or consultant (as applicable) of HSI or any of its Subsidiaries, or willful misconduct or any act of disloyalty, dishonesty, fraud or breach of trust or confidentiality as to HSI or any of its Subsidiaries or the commission of any other act which causes or may reasonably be expected to cause economic or reputational injury to HSI or any of its Subsidiaries or (ii) such termination is or would be deemed to be for Cause under any employment or consulting agreement between HSI or any of its Subsidiaries and the Participant.

        (c)    Other Termination.    In the event of Termination of Employment or Termination of Consultancy for any reason other than as provided in Section 7(a) or in 7(b), all outstanding Options not exercised by the Participant prior to such Termination of Employment or Termination of Consultancy shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of three (3) months after such termination, provided that the Committee in its discretion may extend such time period to up to one (1) year from the date of the Participant's Termination of Employment or Termination of Consultancy, and provided further that unless otherwise determined by the Committee at grant, no Options that were not exercisable during the period of employment shall thereafter become exercisable.

8.    Nontransferability of Options

        (a)    Except as provided in Section 8(b), no Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the

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event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately become null and void.

        (b)    Notwithstanding the foregoing or any prohibition on transfer contained in any Option Agreement issued before May 26, 1999, a non-qualified Option may be transferred, in whole or in part, to a Family Member of the Participant by gift or domestic relations order unless, with respect to Options granted on or after May 26, 1999, the Participant's Option Agreement expressly limits or eliminates such transferability. Effective on the Restated Effective Date Options are not transferable as provided in Section 8(a), except that the Committee may determine at the time of grant or thereafter that a non-qualified Option that is not otherwise transferable pursuant to this Section is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. Any Option so transferred may thereafter be transferred by the transferee to any other Family Member of the Participant, and may be exercised by any permitted transferee at such times and to such extent that such Option would have been exercisable by the Participant if no transfer had occurred.

9.    Rights as a Stockholder

        A Participant (or a permitted transferee of an Option pursuant to Section 8(b)) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or a permitted transferee of an Option pursuant to Section 8(b)) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

10.  Determinations

        Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, HSI and its Subsidiaries, directors, officers and other employees of HSI and its Subsidiaries, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

11.  Termination, Amendment and Modification

        The Plan shall terminate at the close of business on September 30, 2009, unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options which by their terms continue beyond the termination date of the Plan. At any time prior to September 30, 2009, the Board or the Committee may amend or terminate the Plan or suspend the Plan in whole or in part. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of HSI, (i) increase the total number of Shares which may be acquired upon exercise of Options granted under the Plan; (ii) change the types of employees, consultants or other advisors eligible to be Participants under the Plan; (iii) effect any change that would require stockholder approval under Section 162(m) of the Code; or (iv) reduce the Purchase Price of any outstanding Options (except pursuant to Section 5(d)).

        Nothing contained in this Section 11 shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Options, so long as all Options outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan and so long as the provisions of any amended Options would have been permissible under the Plan if such Option had been originally granted or issued as of the date of such amendment with such amended terms; provided, however, that no outstanding Option may be amended to reduce the Purchase Price specified therein or canceled in consideration for an award having a lower exercise price without the approval of the stockholders of HSI; provided further, however, that the foregoing proviso shall not be deemed to prohibit adjustments related to stock splits, stock dividends, mergers, recapitalizations or other changes in the capital structure or business of HSI pursuant to Section 5(d).

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        Notwithstanding anything to the contrary contained in this Section 11, no termination, amendment or modification of the Plan may, without the consent of the Participant or the transferee of such Participant's Option, alter or impair the rights and obligations arising under any then outstanding Option.

12.  Non-Exclusivity

        Subject to the express provisions contained in the HSI Agreement, neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of HSI for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.

13.  Use of Proceeds

        The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of HSI and used for its general corporate purposes as the Board shall determine.

14.  General Provisions

        (a)    Right to Terminate Employment or Consultancy.    Neither the adoption of the Plan nor the grant of Options shall impose any obligations on the Company to continue the employment or engagement as a consultant of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company, subject however to the provisions of any agreement between the Company and the Participant.

        (b)    Purchase for Investment.    If the Board determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to HSI a written statement, in form satisfactory to HSI, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to HSI, from counsel approved by HSI as to the availability of such exception.

        (c)    Trusts, etc.    Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between HSI and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by HSI in connection with the Plan shall continue to be part of the general funds of HSI, and no individual or entity other than HSI shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from HSI pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of HSI.

        (d)    Notices.    Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any notices required or permitted to be given shall be deemed given

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if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

        (e)    Severability of Provisions.    If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

        (f)    Payment to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

        (g)    Headings and Captions.    The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

        (h)    Controlling Law.    The Plan shall be construed and enforced according to the laws of the State of New York.

15.  Issuance of Stock Certificates;
Legends and Payment of Expenses

        (a)    Stock Certificates.    Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by HSI in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

        (b)    Legends.    Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between HSI and the Participant with respect to such Shares.

        (c)    Payment of Expenses.    The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

16.  Listing of Shares and Related Matters

        If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

17.  Withholding Taxes

        Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, HSI shall have the right to require the Participant or such other person to pay to HSI the amount of any taxes which HSI may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such Shares.

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        Upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option, HSI shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition.

        Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any statutorily required withholding tax obligation by any of the following methods, or by a combination of such methods: (a) securing payment in cash or property in lieu of withholding; (b) authorizing HSI to withhold from the Shares otherwise payable to such Participant (1) one or more of such Shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to HSI previously acquired Shares (none of which Shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

18.  Section 16(b) of the Act

        All elections and transactions under the Plan by persons subject to Section 16 of the Act involving Shares are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

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Appendix B

1996 Non-Employee Director Stock Incentive Plan

HENRY SCHEIN, INC.

1996 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

As Amended and Restated Effective as of April 1, 2003

1.    Purpose of the Plan

        The purposes of this Henry Schein, Inc. 1996 Non-Employee Director Stock Incentive Plan, as amended and restated effective as of April 1, 2003, are to enable Henry Schein, Inc. (the "Company") to attract, retain and motivate directors of the Company who are not employees of the Company or its subsidiaries ("Non-Employee Directors") and who are important to the success of the Company and to create a mutuality of interest between the Non-Employee Directors and the stockholders of the Company by granting such directors options to purchase Common Stock (as defined herein) of the Company and Other Stock-Based Awards (as defined herein).

2.    Definitions

        (a)  "Acquisition Event" means a merger or consolidation in which the Company is not the surviving entity, or any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities in concert, or the sale or transfer of all or substantially all of the Company's assets.

        (b)  "Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

        (c)  "Board" means the board of directors of the Company.

        (d)  "Cause" has the meaning set forth in Section 8(b).

        (e)  "Change of Control" has the meaning set for in Section 6(e).

          (f)  "Code" means the Internal Revenue Code of 1986, as amended.

        (g)  "Committee" means such committee (or subcommittee), if any, appointed by the Board to administer the Plan consisting of two or more directors as may be appointed from time to time by the Board, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Act. If the Board does not appoint a committee for this purpose or the Board removes the Committee for any reason, "Committee" means the Board.

        (h)  "Common Stock" means the voting common stock of the Company, par value $.01, any common stock into which the common stock may be converted and any common stock resulting from any reclassification of the common stock.

          (i)  "Company" means Henry Schein, Inc., a Delaware corporation.

          (j)  "Corporate Transaction" has the meaning set forth in Section 6(e)(i)

        (k)  "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not permanent and total disability within the meaning of Section 22(e)(3) of the Code be treated as a Disability. A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.

          (l)  "Effective Date' has the meaning set forth in Section 3.

        (m)  "Fair Market Value" means the value of a Share (as defined herein) on a particular date, determined as follows:

            (i)  If the Common Stock is listed or admitted to trading on such date on a national securities exchange or quoted through the NASDAQ Stock Market, Inc. ("NASDAQ"), the closing sales price of a Share as reported on the relevant composite transaction tape, if applicable, or on such principal exchange (determined by trading value in the Common Stock) or through

  NASDAQ, as the case may be, on such date, or in the absence of reported sales on such day, the mean between the reported bid and asked prices reported on such composite transaction tape or exchange or through NASDAQ, as the case may be, on such date; or

          (ii)  If the Common Stock is not listed or quoted as described in the preceding clause, but bid and asked prices are quoted through NASDAQ, the mean between the bid and asked prices as quoted by NASDAQ on such date; or

          (iii)  If the Common Stock is not listed or quoted on a national securities exchange or through NASDAQ or, if pursuant to (i) and (ii) above the Fair Market Value is to be determined based upon the mean of the bid and asked prices and the Committee determines that such mean does not properly reflect the Fair Market Value, by such other method as the Committee determines to be reasonable and consistent with applicable law; or

          (iv)  If the Common Stock is not publicly traded, such amount as is set by the Committee in good faith.

        (n)  "Family Member" means, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of such individuals, and any other entity owned solely by such individuals.

        (o)  "HSI Agreement" means the Amended and Restated HSI Agreement dated as of February 16, 1994 among the Company and certain other parties.

        (p)  "Incumbent Board" has the moaning set forth in Section 6(e)(ii).

        (q)  "Non-Employee Directors" means directors of the Company who are not employees of the Company or its subsidiaries.

        (r)  Other Stock-Based Award" shall mean an award of Common Stock and other awards made pursuant to Section 7 that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock.

        (s)  "Option" means the right to purchase one Share at a prescribed Purchase Price on the terms specified in the Plan and the Option agreement. An Option granted under the Plan may only be a non-qualified stock Option, and no Option is intended to qualify as an "incentive stock option" under Section 422 of the Code.

          (t)  "Outstanding HSI Voting Securities" has the meaning set forth in Section 6(e)(i).

        (u)  "Participant" means a Non-Employee Director who is granted Options under the Plan.

        (v)  "Person" means an individual, entity or group within the meaning of Section 13d-3 or 14d-1 of the Act.

        (w)  "Plan" means the Henry Schein, Inc. 1996 Non-Employee Director Stock Incentive Plan, as amended from time to time.

        (x)  "Purchase Price' means purchase price per Share.

        (y)  "Securities Act" means the Securities Act of 1933, as amended.

        (z)  "Share" means a share of Common Stock.

      (aa) "Termination of Services" means termination of the relationship with the Company so that an individual is no longer a director of the Company.

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3.    Effective Date/Expiration of Plan

        This Plan shall become effective as of March 22, 1996 (the "Effective Date"), and was amended on March 4, 2002, subject to its approval not later than the date of the Company's 2002 Annual Meeting of Stockholders by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The Plan was subsequently amended and restated effective as of April 1, 2003, subject to stockholder approval by a majority of the total votes cast in person or by proxy (the "Restated Effective Date"). Grants of Options under the Plan may be made on and after the Effective Date and the Restated Effective Date, and Other Stock-Based Awards may be granted after the Restated Effective Date, provided that, if this Plan is not approved in accordance with the preceding sentence on or before such annual meeting, all Options and Other Stock-Based Awards granted pursuant to the Plan shall be null and void. Options may not be exercised prior to such approval. No Option or Other Stock-Based Award shall be granted under the Plan on or after the tenth anniversary of the Effective Date, but Options or Other Stock-Based Awards previously granted may extend beyond that date.

4.    Administration

        (a)    Duties of the Committee.    The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend, and rescind rules for carrying out the Plan, to administer the Plan, subject to its provisions; to select Participants in, and grant Options and/or Other Stock-Based Awards under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option or Other Stock-Based Award granted under the Plan; to prescribe the form or forms of instruments evidencing Options and Other Stock-Based Awards and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options and Other Stock-Based Awards as the Committee, in its sole discretion, deems necessary or desirable; provided, that all such determinations shall be in accordance with the express provisions, if any, contained in the HSI Agreement, Option agreement, award agreement and the Plan. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. The determination, action or conclusion of the Committee in connection with the foregoing shall be final, binding and conclusive.

        (b)    Advisors.    The Committee may designate the Secretary of the Company, other employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons (other than professional advisors) to execute Option agreements (or other award agreement) or other documents on behalf of the Committee; provided, that no Participant may execute any Option agreement (or other award agreement) granting Options or Other Stock-Based Awards to such Participant. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

        (c)    Indemnification.    To the maximum extent permitted by law, no officer, member or former officer or member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Other Stock-Based Awards granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer, member or former officer or member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the

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Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former officer's or member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former officers or members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or otherwise.

        (d)    Meetings of the Committee.    The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee were in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a vote of such members at a meeting duly called and held.

5.    Shares; Adjustment Upon Certain Events

        (a)    Shares to be Delivered; Fractional Shares.    Shares to be issued under the Plan shall be made available at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option or as a result of the conversion of any Other Stock-Based Awards. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

        (b)    Number of Shares.    Subject to adjustment as provided in this Section 5, the maximum aggregate number of Shares that may be issued under the Plan shall be 200,000 Shares of Common Stock. If Options or Other Stock-Based Awards are for any reason canceled, or expire or terminate unexercised (as applicable), the Shares covered by such Options and such Other Stock-Based Awards shall again be available for grant, subject to the foregoing limit. In addition, if Common Stock has been exchanged by a Participant as full or partial payment to the Company of the Purchase Price or for required withholding, or if the number of shares of Common Stock otherwise deliverable has been reduced for full or partial payment to the Company of the Purchase Price or for required withholding, the number of shares of Common Stock exchanged or reduced shall again be available under the Plan.

        (c)    Adjustments; Recapitalization, etc.    The existence of the Plan and the Options and Other Stock-Based Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. If and whenever the Company takes any such action, however, the following provisions, to the extent applicable, shall govern:

          (i)    If and whenever the Company shall effect a stock split, stock dividend, subdivision, recapitalization or combination of Shares or other changes in the Company's Common Stock, (x) the Purchase Price (as defined herein) per Share and the number and class of Shares and/or other securities with respect to which outstanding Options thereafter may be exercised or Other Stock-Based Awards converted, and (y) the total number and class of Shares and/or other securities that may be issued under this Plan, shall be proportionately adjusted by the Committee.

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  The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitation, accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

          (ii)    Subject to Section 5(c)(iii), if the Company merges or consolidates with one or more corporations, then from and after the effective date of such merger or consolidation, upon exercise of Options theretofore granted or conversion of Other Stock-Based Awards, the Participant shall be entitled to purchase under such Options and receive under such Other Stock-Based Awards, in lieu of the number of Shares as to which such Options shall then be exercisable, or Other Stock-Based Awards be converted, but on the same terms and conditions set forth in the applicable award agreement, the number and class of Shares and/or other securities or property (including cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise of such Options (whether or not then exercisable) or upon conversion of such Other Stock-Based Awards.

          (iii)    In the event of an Acquisition Event, the Committee may, in its discretion, and without any liability to any Participant, terminate all outstanding Options or Other Stock-Based Award (solely to the extent such award gives a Participant an exercise right) as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all of the Options or such Other Stock-Based Awards described in this subsection (iii) that are then outstanding (without regard to limitations on exercise otherwise contained in the Options). If an Acquisition Event occurs and the Committee does not terminate the outstanding Options or Other Stock-Based Award described in this subsection (iii) pursuant to the preceding sentence, then the provisions of Section 5(c)(ii) shall apply.

          (iv)    If, as a result of any adjustment made pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon exercise of an Option or conversion of Other Stock-Based Awards to receive any securities other than Common Stock, then the number and class of securities so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Section 5, as determined by the Committee in its discretion.

          (v)    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to the number and class of Shares and/or other securities or property subject to Other Stock-Based Awards and Options theretofore granted of the Purchase Price per Share.

6.    Awards and Terms of Options;

        (a)  Grant.    The Committee may grant Options to Non-Employee Directors.

        (b)  Exercise Price.    The Purchase Price deliverable upon the exercise of an Option shall equal 100% of the Fair Market Value on the date of grant.

        (c)  Number of Shares.    The Option agreement shall specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion.

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        (d)  Exercisability.    At the time of grant, the Committee shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise, subject to the terms of the option agreement and the Plan. No Option shall be exercisable after the expiration of ten (10) year from the date of grant. Each Option shall be subject to earlier termination as provided in Section 8 below.

        (e)  Acceleration of Exercisability on Change of Control.    All Options granted and not previously exercisable shall become exercisable immediately upon the later of a Change of Control (as defined herein) or approval of this Plan in accordance with Section 3. For this purpose, a "Change of Control" shall be deemed to have occurred upon:

          (i)    an acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of either (A) the then outstanding Shares or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding HSI Voting Securities"); excluding, however, the following: (w) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Section 6 are satisfied; or

          (ii)  a change in the composition of the Board such that the individuals who, as of the Restated Effective Date hereof, constitute the Board (the Board as of the date hereof shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that for purposes of this Subsection any individual who becomes a member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii)  the approval by the stockholders of the Company of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), excluding, however, such Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 33% (20% with respect to

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  Options granted prior to the Restated Effective Date) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction, notwithstanding the foregoing, no Change of Control will occur if the Incumbent Board approves the Corporate Transaction; or

          (iv)  the approval of the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company; excluding, however, such sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (y) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

        (f)    Exercise of Options.

          (i)    A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of shares for which the Options are being exercised.

          (ii)  Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

            (A)  in cash or by check, bank draft or money order payable to the order of the Company;

            (B)  if so permitted by the Committee: (x) through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Options then being exercised), provided such Shares (or such Options) have been owned by the Participant for such period as may be required by applicable accounting standards to avoid a charge to earnings or (y) through a combination of Shares and cash as provided above, provided, that, if the Shares delivered upon exercise of the Option is an original issue of authorized Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares; or

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            (C)  on such other terms and conditions as may be acceptable to the Committee and in accordance with applicable law. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

7.    Awards of Other Stock-Based Awards

        Other Stock-Based Awards, including, without limitation, stock appreciation rights, performance shares, deferred shares, shares of Common Stock and restricted stock units, may be granted either alone, or in addition to, or in tandem with, Options. The Company may, in its discretion, permit Non-Employee Directors to defer a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company.

        Subject to the provisions of this Plan, the Committee shall have authority to determine the Non-Employee Directors to whom and the time or times at which such Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards.

        (a)  Other Stock-Based Awards made pursuant to this Section shall be subject to the following terms and conditions:

          (i)    Dividends.    Unless otherwise determined by the Committee at the time of grant, subject to the provisions of the award agreement and this Plan, the recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Other Stock-Based Award, as determined at the time of grant by the Committee, in its sole discretion.

          (ii)  Vesting.    Other Stock-Based Awards and any Common Stock covered by any such Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

          (iii)  Waiver of Limitation.    The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award granted under this Plan.

          (iv)  Price.    Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Plan shall be priced as determined by the Committee.

8.    Effect of Termination of Services on Options and Other Stock-Based Awards

        (a)  Death, Disability, Retirement, etc.    Except as otherwise provided in the Participant's option agreement or in this Plan, upon Termination of Services, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Services (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Services) shall remain exercisable by the Participant to the extent not theretofore exercised for the following time periods (subject to Section 6(d)):

          (i)    In the event of the Participant's death, such Options shall remain exercisable (by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one (1) year from the date of the Participant's death, provided that the Committee. In its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's death.

          (ii)  In the event the Participant retires at or after age 65 (or, with the consent of the Committee, before age 65), or if the Participant's services terminate due to Disability, such Options shall remain exercisable for one (1) year from the date of the Participant's Termination of

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  Services, provided that the Committee, in its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's Termination of Services.

        (b)  Cause or Voluntary Termination.    Upon the Termination of Services of a Participant for cause (as defined herein) or if it is discovered after such Termination of Services that such Participant had engaged in conduct that would have justified a Termination of Services for Cause, all outstanding Options shall immediately be canceled, provided that with respect to Options granted on or after the Restated Effective Date, upon any such termination the Committee may, in its discretion, require the Participant to promptly pay to the Company (and the Company shall have the right to recover) any gain the Participant realized as a result of the exercise of any Option that occurred within one (1) year prior to such Termination of Services or the discovery of conduct that would have justified a Termination of Services for Cause. Termination of Services shall be deemed to be for "Cause" for purposes of this Section 8(b) if the Participant shall have committed fraud or any felony in connection with the Participant's duties as a director of the Company or willful misconduct or any act of disloyalty, dishonesty, fraud or breach of trust, confidentiality or fiduciary duties as to the Company or the commission of any other act which causes or may reasonably be expected to cause economic or reputational injury to the Company.

        (c)  Other Termination.    In the event of Termination of Services for any reason other than as provided in Section 8(a) and 8(b), all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Services shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of three (3) months after such termination, provided that the Committee in its discretion may extend such time period to up to one (1) year from the date of the Participant's Termination of Services.

        (d)  Rules Applicable to Other Stock-Based Awards.    Subject to the award agreement and this Plan, upon a Participant's Termination of Service for any reason during any period or restriction as may be applicable for an Other Stock-Based Award, the Other Stock-Based Awards in question shall vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant or thereafter.

9.    Nontransferability of Options and Other Stock-Based Awards

        Except as otherwise provided below, no Option or Other Stock-Based Award shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the holder may be exercised only by the holder or his or her guardian or legal representative. In addition, no Option or Other Stock-Based Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option or Other Stock-Based Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option or Other Stock-Based Award, or in the event of any levy upon any Option or Other Stock-Based Award by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option or Other Stock-Based Award shall immediately be cancelled.

        Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Option or Other Stock-Based Award that is not otherwise transferable pursuant to this Section is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. Any Option or Other Stock-Based Award so transferred may thereafter be transferred by the transferee to any other Family Member of the Participant, and any Option or Other Stock-Based Award (solely to the extent such award gives a Participant an exercise right) may be exercised by any permitted transferee at such times and to such extent that such Option or such Other Stock-Based Award would have been exercisable by the Participant if no transfer had occurred.

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10.  Rights as a Stockholder

        A holder of an Option or Other Stock-Based Award shall have no rights as a stockholder with respect to any Shares covered by such holder's Option or Other Stock-Based Award until such holder shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

11.  Determinations

        Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the holders of any Options or Other Stock-Based Awards and Non-Employee Directors and their respective heirs, executors, administrators, personal representatives and other successors in interest.

12.  Termination, Amendment and Modification

        The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date, unless terminated sooner as hereinafter provided, and no Option or Other Stock-Based Award shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options or Other Stock-Based Awards which by their terms continue beyond the termination date of the Plan. At any time prior to the tenth anniversary of the Effective Date, the Board or the Committee may amend or terminate the Plan or suspend the Plan in whole or in part. Notwithstanding the foregoing, however, no such amendment may, without the, approval of the stockholders of the Company, (i) increase the total number of Shares which may be subject to Options or Other Stock-Based Award granted under the Plan; or (ii) change the requirements for eligibility for participation in the Plan.

        Subject to the provisions of this Section 12, nothing contained in this Section 12 (except as provided in the next paragraph) shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Options or Other Stock-Based Awards of Participants, including, without limitation, the reduction of the Purchase Price specified therein (or the granting or issuance of new Options at a lower Purchase Price upon cancellation of outstanding Options), so long as (i) all Options outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan, (ii) the provisions of any amended Options would have been permissible under the Plan if such Option had been originally granted or issued as of the date of such amendment with such amended terms and (iii) the provisions regarding stockholder approval set forth below in this Section 12 are complied with.

        Notwithstanding anything to the contrary contained in this Section 12, without the approval of the stockholders of the Company, no outstanding Option may be modified to reduce the Purchase Price thereof nor may a new Option at a lower price be substituted for a simultaneously surrendered Option, provided that the foregoing shall not apply to adjustments or substitutions in accordance with Section 5.

        Notwithstanding anything to the contrary contained in this Section 12, no termination, amendment or modification of the Plan may, without the consent of the Participant or the transferee of such Participant's Option or Other Stock-Based Award, alter or impair the rights and obligations arising under any then outstanding Option or Other Stock-Based Award.

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13.  Non-Exclusivity

        Subject to the express provisions contained in the HSI Agreement, neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.

14.  Use of Proceeds

        The proceeds of the sale of Shares subject to Options or Other Stock-Based Awards under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

15.  General Provisions

        (a)  Right to Terminate Services.    Neither the adoption of the Plan nor the grant of Options or Other Stock-Based Awards shall impose any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain a director.

        (b)  Purchase for Investment.    If the Board determines that the law so requires, the holder of an Option or Other Stock-Based Award granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a registration statement on in appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel approved by the Company as to the availability of such exception.

        (c)  Trusts, etc.    Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option or Other Stock-Based Award thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

        (d)  Notices.    Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

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        (e)  Severability of Provisions.    If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

        (f)    Payment to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

        (g)  Readings and Captions.    The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

16.  Issuance of Stock Certificates; Legends and Payment of Expenses

        (a)  Stock Certificates.    Upon any exercise of an Option and payment of the exercise price as provided in such Option, or upon conversion of an Other Stock-Based Award, a certificate or certificates for the Shares as to which such Option has been exercised or Other Stock-Based Award has been converted, shall be issued by the Company in the name of the person or persons exercising such Option or converting such Other Stock-Based Award and shall be delivered to or upon the order of such person or persons.

        (b)  Legends.    Certificates for Shares issued upon exercise of an Option or conversion of an Other Stock-Based Award shall bear such legend or legends as the Committee, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

        (c)  Payment of Expenses.    The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

17.  Listing of Shares and Related Matters

        If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

18.  Withholding Taxes

        Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or the conversion of an Other Stock-Based Award, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such Shares.

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PROXY

HENRY SCHEIN, INC.
135 Duryea Road, Melville, New York 11747

This Proxy is solicited on behalf of the Board of Directors.

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 25, 2003, hereby appoints Stanley M. Bergman and Michael S. Ettinger as proxies (together, the "Proxies"), each with the power to act alone and with the power of substitution and revocation, to represent the undersigned and to vote, as designated below, all shares of common stock of Henry Schein, Inc. (the "Company") held of record by the undersigned on April 24, 2003, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, June 18, 2003 at the Melville Marriott Long Island, 1350 Old Walt Whitman Road, Melville, New York and at any adjournments or postponements thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.      PROPOSAL TO ELECT THIRTEEN DIRECTORS FOR TERMS EXPIRING IN 2004.

☐	FOR all nominees listed below (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Stanley M. Bergman, Gerald A. Benjamin, James P. Breslawski, Mark E. Mlotek, Steven Paladino, Barry J. Alperin, Pamela Joseph, Donald J. Kabat, Marvin H. Schein, Irving Shafran, Philip K. Laskawy, Norman S. Matthews and Dr. Louis W. Sullivan.

(Continued on reverse side)

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

2.    PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1994 STOCK OPTION PLAN.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.    PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.    PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 27, 2003.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THIS PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4.

Please sign below exactly as your name appears on this Proxy. Where shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If signing as a corporation, an authorized person should sign in the full corporate name. If signing as a partnership, an authorized person should sign in the full partnership name.
Signature:
Date:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2003
HENRY SCHEIN, INC. 135 DURYEA ROAD MELVILLE, NEW YORK 11747
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 AMENDMENT AND RESTATEMENT OF 1994 STOCK OPTION PLAN
PROPOSAL 3 AMENDMENT AND RESTATEMENT OF 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
COMPENSATION OF EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK PERFORMANCE GRAPH
VOTING OF PROXIES AND OTHER MATTERS
ANNUAL REPORT ON FORM 10-k
STOCKHOLDER PROPOSALS
1994 Stock Option Plan
HENRY SCHEIN, INC. 1994 STOCK OPTION PLAN
As Amended and Restated Effective as of April 1, 2003
Table of Contents
HENRY SCHEIN, INC. 1994 STOCK OPTION PLAN
As Amended and Restated Effective as of April 1, 2003
1996 Non-Employee Director Stock Incentive Plan
HENRY SCHEIN, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN As Amended and Restated Effective as of April 1, 2003